As filed with the Securities and Exchange Commission on August 21, 2006

1933 Act File No.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER

UNDER

THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO.

MFS® SERIES TRUST IX

(Exact Name of Registrant as Specified in Charter)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:  617-954-5000

500 Boylston Street, Boston, Massachusetts 02116

(Address of Principal Executive Offices)

Susan S. Newton, Massachusetts Financial Services Company

500 Boylston Street, Boston, Massachusetts  02116

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTEWR THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT

Title of Securities Being Registered:  Class A, Class B, Class C and Class I shares of beneficial interest in the series of the Registrant designated MFS(R) Limity Maturity Fund, a series of MFS Series Trust IX.

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAS PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940.  PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON FORM N-1A (FILE NO. 2-96738).

THE REGISTRANT HEREBY AMENDS THE REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVENESS DATE UNTIL THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), SHALL DETERMINE.

MFS gOVERNMENT lIMITED maturity Fund
500 Boylston Street, Boston, Massachusetts 02116-3741
(617) 954-5000

September 27, 2006

Dear Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in MFS® Government Limited Maturity Fund (the “Government Limited Maturity Fund”).  Votes will be cast at a shareholder meeting scheduled for November 8, 2006.  While you are, of course, welcome to join us at the Government Limited Maturity Fund’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by telephone or over the Internet.

You may be aware that MFS offers a wide array of funds designed to meet the investment needs of investors.  MFS offers a fund that is similar to the Government Limited Maturity Fund called MFS® Limited Maturity Fund (the “Limited Maturity Fund”).  Limited Maturity Fund has an investment objective that is similar to that of the Government Limited Maturity Fund.  The Government Limited Maturity Fund’s investment objective is to preserve capital and provide high current income (compared to a portfolio entirely invested in money market instruments). The Limited Maturity Fund’s investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk.  Its secondary objective is to protect shareholders’ capital.  In addition to having a similar investment objective, the Limited Maturity Fund has investment strategies and policies that are similar to those of the Government Limited Maturity Fund, although the Government Limited Maturity Fund invests primarily in U.S. Government securities with limited maturities, while the Limited Maturity Fund invests in a broader array of limited maturity debt securities, including U.S. Government securities, corporate bonds, and asset-backed and mortgage-backed securities.  Moreover, the Limited Maturity Fund is more than twice as large as and historically generally has performed better than the Government Limited Maturity Fund.  In addition, the current total expense ratio of each class of shares of the Government Limited Maturity Fund is higher than that of the corresponding class of shares of the Limited Maturity Fund. Accordingly, the reorganization would provide you with the opportunity to participate in a larger combined fund with similar, although not identical, investment objectives, strategies, and policies, lower expenses resulting from fixed costs being spread over a larger asset base, and potentially greater prospects for asset growth and even lower expenses over time. You should note that unlike the Government Limited Maturity Fund, the Limited Maturity Fund is not managed so as to qualify as an eligible investment for federal credit unions and national banks.

After careful consideration, the Government Limited Maturity Fund’s Trustees have unanimously determined that a tax-free reorganization of the Government Limited Maturity Fund into the Limited Maturity Fund would be in your best interests.  For this reason, your Trustees recommend that you vote FOR the proposed transaction, by attending the meeting and voting in person, by signing and returning the enclosed proxy card, or by following the instructions on the proxy card to vote via telephone or over the Internet.  This proposed reorganization is detailed in the enclosed Prospectus/Proxy Statement.  For your convenience, a summary of the transaction is included in question and answer format at the beginning of the Prospectus/Proxy Statement.  I suggest you read both thoroughly before voting.

your vote makes a difference

No matter what the size of your investment may be, your vote is critical.  I urge you to review the enclosed materials and to vote according to the manner specified, either by mail, by phone, via the Internet or in person.  Your prompt response will help avoid the need for additional mailings at the Government Limited Maturity Fund’s expense.  For your convenience, we have provided a postage-paid envelope should you choose to vote by mail.

If you have any questions or need additional information, please contact your financial adviser or call [NUMBER], Monday through Friday between 9:00 A.M. and 11:00 P.M. and Saturday between 12:00 P.M. and 6:00 P.M. Eastern time.  I thank you for your prompt vote on this matter.

Sincerely,

Robert J. Manning
President

2

MFS GOVERNMENT LIMITED MATURITY FUND

500 Boylston Street, Boston, Massachusetts 02116

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 8, 2006

A Special Meeting of Shareholders of MFS Government Limited Maturity Fund, a Massachusetts business trust (the “Government Limited Maturity Fund”), will be held at the offices of the Government Limited Maturity Fund, 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, on November 8, 2006, at 2:00 p.m. for the following purposes:

ITEM 1.                  To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the “Agreement”) between the Government Limited Maturity Fund, a Massachusetts business trust, and MFS Series Trust IX, a Massachusetts business trust, on behalf of its MFS Limited Maturity Fund (“Limited Maturity Fund”), providing for the transfer of assets and the assumption of liabilities of the Government Limited Maturity Fund to and by the Limited Maturity Fund in exchange solely for shares of beneficial interest of the Limited Maturity Fund, the distribution of the Limited Maturity Fund shares to the shareholders of the Government Limited Maturity Fund in liquidation of the Government Limited Maturity Fund and the termination of the Government Limited Maturity Fund.

ITEM 2.                  To transact such other business as may properly come before the meeting and any adjournments thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR

ITEM 1.

Only shareholders of record on September 18, 2006 will be entitled to vote at the Meeting.

By order of the Board of Trustees,

Susan S. Newton

Assistant Secretary and Assistant Clerk

September 27, 2006

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING BY PHONE OR VIA THE INTERNET, OR BY SIGNING AND RETURNING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

Prospectus/Proxy Statement

September 27, 2006

Acquisition of the assets and liabilities of

MFS GOVERNMENT LIMITED MATURITY FUND

500 Boylston Street

Boston, Massachusetts 02116

(617) 954-5000

By and in exchange for shares of

MFS LIMITED MATURITY FUND
a series of MFS Series Trust IX
500 Boylston Street

Boston, Massachusetts 02116
(617) 954-5000

This Prospectus/Proxy Statement relates to the proposed reorganization of MFS Government Limited Maturity Fund (the “Government Limited Maturity Fund”) into MFS Limited Maturity Fund (the “Limited Maturity Fund”).  If the proposed reorganization is approved, each Class A, Class B, Class C and Class I shareholder of the Government Limited Maturity Fund will receive a number of full and fractional Class A, Class B, Class C and Class I shares, respectively, of the Limited Maturity Fund equal in value at the date of the exchange to the total value of the shareholder’s Government Limited Maturity Fund shares.  (Limited Maturity Fund also offers Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B, and Class 529C shares, which are not involved in the reorganization.)  Like the Government Limited Maturity Fund, the Limited Maturity Fund is in the family of funds managed by Massachusetts Financial Services Company (“MFS”) and is a registered open-end management investment company (mutual fund).  The Government Limited Maturity Fund and the Limited Maturity Fund are collectively referred to herein as the “Funds,” and each is referred to individually as a “Fund.”

This document provides you with the information you need to vote on the proposed reorganization.  Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”) and some is technical.  If there is anything you do not understand, please call the toll-free number, [NUMBER], or your financial intermediary.

This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed reorganization or investing in the Limited Maturity Fund.  Please read it and keep it for future reference.  This Prospectus/Proxy Statement is accompanied by (i) the Prospectus, dated [September    , 200   ], of the Limited Maturity Fund, as supplemented from time to time (the “Limited Maturity Fund Prospectus”) and (ii) the Limited Maturity Fund’s Annual Report to Shareholders for the fiscal year ended April 30, 2006 (the “Limited Maturity Fund Annual Report”).  The Limited Maturity Fund Prospectus and the Limited Maturity Fund Annual Report are incorporated into this Prospectus/Proxy Statement by reference.

The following documents have been filed with the SEC and are also incorporated into this Prospectus/Proxy Statement by reference:

(i)                                     the Prospectus, dated May 1, 2006, of the Government Limited Maturity Fund, as supplemented from time to time;

(ii)                                  the Statement of Additional Information, dated May 1, 2006, of the Government Limited Maturity Fund, as supplemented from time to time;

(iii)                               the Statement of Additional Information, dated [September    , 200   ], of the Limited Maturity Fund, as supplemented from time to time;

(iv)                              [the Government Limited Maturity Fund’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 200   ;]

(v)                                 the Government Limited Maturity Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2005; and

(vi)                              a Statement of Additional Information, dated September 27, 2006, relating to the proposed reorganization.

For a free copy of any of the above documents, please contact us at our toll-free number (1-800-225-2606) or write to MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116-3741.

Proxy materials, registration statements and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices, at 3 World Financial Center, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively.  Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.  You may also access material and other information about the Funds on the SEC’s Internet site at http://www.sec.gov.  The SEC file numbers for the documents listed above relating to the Government Limited Maturity Fund are 002-96735 and 811-04253.  The SEC file numbers for the Statement of Additional Information relating to the Prospectus/Proxy Statement and the documents listed above relating to the Limited Maturity Fund are 002-50409 and 811-02464.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of such Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Synopsis
Risk Factors
General
Proposal Regarding Approval or Disapproval of Reorganization Transaction and Related Agreement and Plan of Reorganization

Background and Reasons for the Proposed Reorganization
Information About the Reorganization
Voting Information
Miscellaneous
Form of Agreement and Plan of Reorganization

Enclosures

Prospectus of the Limited Maturity Fund, dated [September 1, 2006], as supplemented.

Annual Report of the Limited Maturity Fund, for the fiscal year ended April 30, 2006.

SYNOPSIS

The responses to the questions that follow provide an overview of matters that may be particularly relevant to shareholders considering a proposed reorganization between funds.  These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1.                                       What is being proposed?

The Trustees of the Government Limited Maturity Fund, who are also the Trustees of the Limited Maturity Fund, are recommending that shareholders of the Government Limited Maturity Fund approve the reorganization of the Government Limited Maturity Fund into the Limited Maturity Fund.  If approved by shareholders, the assets and liabilities of the Government Limited Maturity Fund will be transferred to the Limited Maturity Fund.  In consideration therefore, the Limited Maturity Fund shall deliver to the Government Limited Maturity Fund a number of shares of the Limited Maturity Fund having an aggregate net asset value equal to the value of the assets of the Government Limited Maturity Fund less the value of liabilities of the Government Limited Maturity Fund.  Immediately following the transfer, the Limited Maturity Fund shares received by the Government Limited Maturity Fund will be distributed to its shareholders, in proportion to their holdings in the Government Limited Maturity Fund, and the Government Limited Maturity Fund will be terminated as soon as reasonably practicable thereafter.  (All of these transactions are referred to below collectively as the “reorganization.”)

2.                                       What will happen to my shares of the Government Limited Maturity Fund as a result of the reorganization?

Your shares of the Government Limited Maturity Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of the Limited Maturity Fund with an equal total net asset value.  The Government Limited Maturity Fund will then be terminated.

3.                                       Why is the reorganization being proposed, and what are the benefits of merging the Government Limited Maturity Fund into the Limited Maturity Fund?

The reorganization is designed to reduce existing overlap in funds within the same asset class offered within the MFS fund family, thereby reducing inefficiencies and creating a larger combined fund.   The Trustees believe that the reorganization is in the best interest of each Fund’s shareholders and that the interests of shareholders will not be diluted as a result of the reorganization.  The reorganization would provide you with the opportunity to participate in a larger combined fund with similar investment objectives, policies and strategies, lower expenses resulting from fixed costs being spread over a large asset base, a generally better historical performance record, and greater prospects for asset growth and even lower expenses over time.  In addition, combining the funds will likely eliminate the duplication of certain services and expenses that currently exist as a result of their separate operations, which could promote more efficient management and operations on a more cost-effective basis.

As shown in more detail below, the two Funds have similar, although not identical, investment objectives, policies and strategies, but the Limited Maturity Fund is more than twice the size of the Government Limited Maturity Fund with a more diversified portfolio of short-term bond investments.  Over the last few years, the assets of the Government Limited Maturity Fund have generally declined, which has reduced the opportunity for lower expenses from economies of scale.  It is estimated that if the reorganization is completed, each class of the combined fund will have a lower expense ratio than the current expense ratio of the corresponding class of the Government Limited Maturity Fund (by 0.08% in the case of Class A, Class C, and Class I shares and by 0.09% in the case of Class B shares).  In addition, Limited Maturity Fund generally has a better historical performance record than the Government Limited Maturity Fund.  Past performance, of course, is not an indication of future performance.  However, the Trustees believe that the reorganization offers shareholders of the Government Limited Maturity Fund a greater opportunity for improved performance.  In addition, it is expected that the reorganization will be a tax-free event for federal income tax purposes and, accordingly, no gain or loss will be recognized by you or the Government Limited Maturity Fund as a direct result of the reorganization.

For a complete discussion of the factors considered by the Board of Trustees in approving the reorganization, please see “Background and Reasons for the Proposed Reorganization” below.

4.                                       How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?

The investment objectives and policies of the two Funds are similar, although not identical.   The Government Limited Maturity Fund’s investment objective is to preserve capital and provide high current income (compared to a portfolio entirely invested in money market instruments).  The Limited Maturity Fund’s investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk.  Its secondary objective is to protect shareholders’ capital.  Each Fund’s investment objective may be changed without shareholder approval.

Both Funds seek to achieve their objectives by investing, under normal market conditions, in fixed income securities with limited maturities.  Fixed income securities with limited maturities may include securities with remaining maturities of 5 years or less, securities with estimated remaining average lives of 5 years or less, or securities with a duration of 5 years or less.  Both funds are relatively conservative short-term bond funds that typically invest in investment-grade limited maturity debt securities, although the Limited Maturity Fund may invest in a broader array of securities as described below and generally has more credit and other risks than the Government Limited Maturity Fund (see “Risk Factors” below).  As of June 30, 2006, the average credit quality of rated securities in each Fund’s portfolio was AAA for the Government Limited Maturity Fund and A+ for the Limited Maturity Fund.  In addition, as of June 30, 2006, the average effective duration of the Funds were substantially similar (     years for Government Limited Maturity Fund and      years for Limited Maturity Fund).

Government Limited Maturity Fund has an investment policy to invest at least 80% of its net assets (plus any borrowings made for investment purposes) in U.S. Government securities

(debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise) with limited maturities.  Certain U.S. Government securities in which the fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk.  Other U.S. Government securities in which the fund may invest involve increased credit risk because they are backed only by the credit of U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae).  Government Limited Maturity Fund may also invest up to 20% of its net assets in privately issued mortgage securities rated within one of the two highest rating categories by a nationally recognized credit rating agency.

Limited Maturity Fund has a broader investment mandate than Government Limited Maturity Fund and has an investment policy to invest at least 65% of its assets in limited maturity fixed income securities across a variety of sectors, which may include U.S. Government securities (as described above), corporate bonds, mortgage-backed securities, and asset-backed securities.  As of June 30, 2006,     % of Limited Maturity Fund’s assets consisted of U.S. Government securities, as defined above.  Limited Maturity Fund generally invests substantially all of its assets in investment grade bonds, and its dollar-weighted average quality is within the three highest rating categories by nationally recognized credit rating agencies.

Government Limited Maturity Fund is permitted to, but does not currently, invest in securities of foreign issuers.  On the other hand, Limited Maturity Fund may, and from time to time does, invest in securities of foreign issuers that are U.S. dollar denominated.

In addition, Government Limited Maturity Fund only invests in securities and other instruments that are eligible for investment by federal credit unions and national banks, and is also generally managed so as to qualify as an eligible investment for such institutions.  The Government Limited Maturity Fund seeks to comply with all investment limitations applicable to federal credit unions.  Limited Maturity Fund, on the other hand, is not managed so as to qualify as an eligible investment for federal credit unions and national banks.  As a result, any shareholders invested in the Government Limited Maturity Fund based on that Fund being managed as an eligible investment for credit unions or national banks should consider redeeming their interest in the Government Limited Maturity Fund prior to the closing of the reorganization.

MFS employs similar strategies in selecting fixed income securities for the Funds’ portfolios.  In selecting fixed income securities for the Funds, MFS considers the views of its large group of fixed income portfolio managers and research analysts.  This group periodically assesses the three-month total return outlook for various segments of the fixed income markets.  The three-month “horizon” outlook is used by the portfolio managers of the Funds and MFS’ other fixed income oriented funds as a tool in making or adjusting a fund’s asset allocations to various segments of the fixed income markets.

While the Funds have similar investment objectives, strategies, and policies, it is anticipated that a portion of the portfolio securities received from the Government Limited Maturity Fund in the reorganization will subsequently be sold by the Limited Maturity Fund and replaced with securities that reflect the Limited Maturity Fund’s broader investment mandate.  Shareholders will indirectly bear the transaction costs associated with such portfolio repositioning, which are estimated to be approximately $200,000.  These transactions may also generate taxable gains for shareholders.

In addition to the Funds’ principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices.  The table below summarizes both the principal and non-principal investment techniques and practices that the Funds can employ.  The principal investment techniques and practices employed by each Fund, together with their risks, are described in each Fund’s Prospectus.

Investment Techniques/Practices

Symbols	☒ Fund uses, or currently anticipates using	☐ Permitted, but Fund does not currently anticipate using

	Limited Maturity Fund	Government Limited Maturity Fund
Debt Securities
Asset Backed Securities
Collateralized Mortgage Obligations and Multiclass Pass-Through Securities	☒	☒
Corporate Asset-Backed Securities	☒	☐
Mortgage Pass-Through Securities	☒	☒
Stripped Mortgage-Backed Securities	☒	☐
Corporate Securities	☒	☐
Loans and Other Direct Indebtedness	☐	☐
Lower Rated Bonds	☐	☐
Municipal Bonds	☒	☐
U.S. Government Securities	☒	☒
Variable and Floating Rate Obligations	☒	☒
Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds	☒	☒
Equity Securities	☒	☐
Foreign Securities Exposure
Brady Bonds	☒	☐
Depositary Receipts	☐	☐
Dollar-Denominated Foreign Debt Securities	☒	☐
Emerging Markets	☒	☐
Foreign Securities	☐	☐
Forward Contracts	☐	☐
Futures Contracts	☒	☐

	Limited Maturity Fund	Government Limited Maturity Fund
Indexed Securities/Structured Products	☒	☐
Inverse Floating Rate Obligations	☐	☐

Investment in Other Investment Companies
Open-End Funds	☒	☒
Closed-End Funds	☒	☒
Lending of Portfolio Securities	☒	☒
Leveraging Transactions
Bank Borrowings	☐	☐
Mortgage “Dollar-Roll” Transactions	☒	☐
Reverse Repurchase Agreements	☐	☐
Options
Options on Foreign Currencies	☐	☐
Options on Futures Contracts	☒	☐
Options on Securities	☒	☐
Options on Stock Indices	☐	☐
Reset Options	☐	☐
“Yield Curve” Options	☐	☐
Repurchase Agreements	☒	☒
Short Sales	☐	☐
Short Term Instruments	☒	☒
Swaps and Related Derivative Instruments	☒	☐
Temporary Borrowings	☒	☒
Temporary Defensive Positions	☒	☒
“When-Issued” Securities	☒	☒

For more information regarding each Fund’s investment policies and restrictions, see, among other disclosures, “Certain Investment Strategies and Risks” and “Appendix A – Investment Techniques and Practices” in each Fund’s current prospectus, “Investment Techniques, Practices, Risks and Restrictions” in Part I of each Fund’s current Statement of Additional Information, “Appendix C – Investment Techniques and Practices,” and “Appendix F – Investment Restrictions” in Part II of each Fund’s current Statement of Additional Information.

5.                                       How do the management fees and other expenses of the two Funds compare, and what are they estimated to be following the reorganization?

Management Fees.  The table on page [  ] shows the annual operating expenses of the Funds.  For the twelve month period ended April 30, 2006, the Government Limited Maturity

Fund paid an effective management fee rate of 0.25% annually of its average daily net assets after expense limitations.  For the fiscal year ended April 30, 2006, the Limited Maturity Fund paid an effective management fee rate of 0.25% annually of its average daily net assets after expense limitations.  With respect to both Funds, MFS has agreed in writing to reduce its management fee to 0.25% annually of the fund’s average daily net assets.  MFS has agreed in writing to maintain this management fee reduction until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.  In addition, with respect to Limited Maturity Fund, MFS had agreed in writing to reduce its management fee to 0.35% annually of the fund’s average daily net assets prior to the implementation of the management fee reduction referenced above.  This written agreement will remain in effect until modified by the fund’s board of trustees.  Thus, the contractual and effective management fee rates for the Limited Maturity Fund are, and after giving effect to the reorganization would remain (until at least, in the case of the effective fee rate, February 28, 2009), equal to that of the Government Limited Maturity Fund.

Sales Charges and Rule 12b-1 Fees.  The sales charges are the same for both Funds; however, no initial sales charge will be charged to shareholders in connection with the reorganization of the Funds.  The contingent deferred sales charge aging schedule for Class B shares of Government Limited Maturity Fund will be carried over to Class B shares of Limited Maturity Fund obtained in the reorganization.  In addition, the maximum amounts payable under the Rule 12b-1 distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, for Class A, Class B, and Class C shares are the same for both Funds, and Class A and Class B shares of both Funds are subject to similar expense limitations on Class A and Class B Rule 12b-1 fees.  Class I shares of each Fund do not impose any sales charges, have not adopted a Rule 12b-1 distribution plan and do not incur Rule 12b-1 fees.

Other Expenses and Total Annual Fund Expenses.  The Limited Maturity Fund’s “Other Expenses” for Class A, Class B, Class C and Class I shares were 0.07% lower than the Government Limited Maturity Fund’s “Other Expenses” for Class A, Class B, Class C and Class I shares, respectively, for the twelve month period ended April 30, 2006.  For the same period, the Limited Maturity Fund’s “Total Annual Fund Expenses” for Class A, Class C and Class I shares were 0.07% lower than those for the Government Limited Maturity Fund’s Class A, Class C, and Class I shares, respectively, due to the lower “Other Expenses” of the Limited Maturity Fund and for Class B shares were 0.08% lower than those for the Government Limited Maturity Fund’s Class B shares due to the lower “Other Expenses” of the Limited Maturity Fund as well as a slightly lower Rule 12b-1 fee (resulting from the application of the Class B Rule 12b-1 service fee limitation described in footnote 1 on page   ).

If the reorganization is approved, it is estimated that Class A, Class C, and Class I shares of the combined fund will have a total annual expense ratio that is 0.08% lower than the total annual expense ratio for the corresponding class of Government Limited Maturity Fund due to the lower estimated “Other Expenses” of the combined fund, and that Class B shares of the combined fund will have a total annual expense ratio that is 0.09% lower than the total annual expense ratio for Class B shares of the Government Limited Maturity Fund due to the lower estimated “Other Expenses” of the combined fund as well as a slightly lower Rule 12b-1 fee as explained above.

The following tables summarize the maximum fees and expenses that you may pay when investing in the Funds, expenses that each Fund incurred in the twelve months ended April 30, 2006, and estimates of pro forma expenses of the Limited Maturity Fund after giving effect to the reorganization (assuming that the reorganization occurred at the beginning of the year ending April 30, 2006)

	Class A Shares		Class B Shares		Class C Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)

Government Limited Maturity Fund	2.50	*%	None		None		None

Limited Maturity Fund	2.50	%*…	None		None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is less)

Government Limited Maturity Fund	See Below	*	4.00%	**	1.00	%***	None

Limited Maturity Fund	See Below	*	4.00%	**	1.00	%***	None

…                                        No sales charge will be paid on shares of the Limited Maturity Fund issued in connection with this proposed reorganization.

*                                         For Class A shares only, an initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if you are investing through a retirement plan and your Class A purchase meets certain requirements.  However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase.

**                                  4.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter.

***                           1.00% for shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets

as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees (1)	Other Expenses (2)	Total Annual Operating Expenses	Fee Reductions (3)	Net Expenses

Limited Maturity Fund
Class A	0.40%	0.15%	0.27%	0.82%	0.15%	0.67%
Class B	0.40%	0.92%	0.27%	1.59%	0.15%	1.44%
Class C	0.40%	1.00%	0.27%	1.67%	0.15%	1.52%
Class I	0.40%	None	0.27%	0.67%	0.15%	0.52%

Government Limited Maturity Fund (4)
Class A	0.40%	0.15%	0.34%	0.89%	0.15%	0.74%
Class B	0.40%	0.93%	0.34%	1.67%	0.15%	1.52%
Class C	0.40%	1.00%	0.34%	1.74%	0.15%	1.59%
Class I	0.40%	None	0.34%	0.74%	0.15%	0.59%

Limited Maturity Fund (Pro forma combined) (5)
Class A	0.40%	0.15%	0.26%	0.81%	0.15%	0.66%
Class B	0.40%	0.92%	0.26%	1.58%	0.15%	1.43%
Class C	0.40%	1.00%	0.26%	1.66%	0.15%	1.51%
Class I	0.40%	None	0.26%	0.66%	0.15%	0.51%

(1) Each Fund has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares and the services provided to you by your financial adviser (referred to as distribution and service fees).  The maximum annual distribution and service fees under each Fund’s plans are:  0.35% for Class A shares (consisting of a 0.10% distribution fee and a 0.25% service fee) and 1.00% for each of Class B and Class C shares (consisting of a 0.75% distribution fee and a 0.25% service fee).  Class I shares are not subject to a distribution and service fee.  Payment of 0.10% of the service fee and 0.10% of the distribution fee for Class A shares of each Fund are not currently in effect, and may be implemented on such date as the board of trustees may determine.  With respect to Class B shares of each Fund, for one year from the date of sales of Class B shares, assets attributable to such Class B shares are subject to a 0.25% per annum Class B service fee.  On assets attributable to all other Class B shares (i.e. after one year from the date of sale), a portion of the Class B service fee equal to 0.15% is currently being charged.  The remaining portion of the service fee is not currently being charged but may be implemented on such date as the board of trustees may determine.

(2) Each Fund has an expense offset agreement that reduces that Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent and may have entered into brokerage arrangements that reduced or recaptured fund expenses.  Any such fee reductions are not reflected in the table.

(3) With respect to each Fund, MFS has agreed in writing to waive its management fee to 0.25% annually.  MFS has agreed in writing to maintain this management fee reduction until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters (the “NYAG Settlement”).  With respect to the Limited Maturity Fund, prior to the implementation of the management fee waiver referenced above, MFS has agreed in writing to waive its management fee to 0.35% annually.  If the management fee reduction resulting from the NYAG Settlement is not extended beyond February 28, 2009, MFS’ agreement to waive its management fee to 0.35% will take effect and will remain in place until modified by Limited Maturity Fund’s Board of Trustees.

(4) The Government Limited Maturity Fund has a fiscal year end of December 31 and the Limited Maturity Fund has a fiscal year end of April 30.  Expenses computed for Government Limited Maturity Fund for the Limited Maturity Fund’s fiscal year ended April 30, 2006.

(5) Assumes that the reorganization occurred at the beginning of the year ending April 30, 2006.

The above tables are provided to help you understand the expenses of investing in the Funds, including estimates of pro forma expenses of the Limited Maturity Fund after giving effect to the reorganization, and your share of the operating expenses that each Fund incurs.

Examples

The following examples translate the expense percentages shown in the preceding tables into dollar amounts.  By doing this, you can more easily compare the cost of investing in the Funds.  The examples make certain assumptions.  They assume that you invest $10,000 in a Fund for the time periods shown and that you redeem all your shares at the end of these periods (unless otherwise indicated below).  They also assume a 5% return on your investment each year and that dividends and other distributions are reinvested.  They also assume that a Fund’s operating expenses remain the same, except that a Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any contractual fee reductions are in effect.  The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Government Limited Maturity
Class A	$324	$494	$699	$1,288
Class B
Assuming redemption at end of period	$555	$794	$1,076	$1,740
Assuming no redemption	$155	$494	$876	$1,740
Class C
Assuming redemption at end of period	$262	$515	$912	$2,024
Assuming no redemption	$162	$515	$912	$2,024
Class I	$60	$203	$378	$887
Limited Maturity
Class A	$317	$473	$662	$1,208
Class B
Assuming redemption at end of period	$547	$769	$1,034	$1,654
Assuming no redemption	$147	$469	$834	$1,654
Class C
Assuming redemption at end of period	$255	$494	$876	$1,948
Assuming no redemption	$155	$494	$876	$1,948
Class I	$53	$181	$340	$803
Limited Maturity (Pro Forma Combined)
Class A	$316	$469	$656	$1,196
Class B
Assuming redemption at end of period	$546	$766	$1,029	$1,642
Assuming no redemption	$146	$466	$829	$1,642
Class C
Assuming redemption at end of period	$254	$491	$871	$1,937
Assuming no redemption	$154	$491	$871	$1,937
Class I	$52	$177	$334	$791

For more information on the fees and expenses of each Fund, see “Expense Summary” in each Fund’s current Prospectus.

6.                                       How has the Limited Maturity Fund performed?

As shown in the tables below, the Limited Maturity Fund outperformed the Government Limited Maturity Fund for the 1-Year, 5-Year, and 10- Year periods ended December 31, 2005 and in seven of the last ten calendar years.  The higher comparative performance for the Limited Maturity Fund can be attributed in part to its ability to invest in securities of lower credit quality (see question #4 above), which generally carry a higher level of risk (see “Risk Factors” below for a more complete discussion of the Funds’ principal risks).

Annual Total Return* (Total Investment Return at NAV)

Class A Shares

	Year ended December 31,
	2005	2004	2003	2002	2001
Limited Maturity Fund	1.57%	1.65%	3.10%	4.45%	7.94%
Government Limited Maturity Fund	1.50%	0.78%	0.73%	5.76%	7.00%

	2000	1999	1998	1997	1996
Limited Maturity Fund	7.58%	2.94%	5.12%	5.37%	4.89%
Government Limited Maturity Fund	7.57%	2.31%	6.34%	6.30%	2.98%

*  The performance information in the table above reflects reinvestment of dividends and other earnings, but does not reflect any applicable sales charges.  The total returns for other classes of each Fund would have been lower than the returns for Class A shares because such other classes of shares have higher total annual expense ratios (except with respect to Class I shares, which have a lower expense ratio than that of Class A shares).  The total returns for the Limited Maturity Fund and Government Limited Maturity Fund for the six month period ended June 30, 2006 were 1.32% and 0.94%, respectively.  During the periods shown in the table, the highest quarterly returns for the Limited Maturity Fund and Government Limited Maturity Fund were 2.94% (for the calendar quarter ended September 30, 2001), and 3.20% (for the calendar quarter ended September 30, 1998), respectively, and the lowest quarterly returns were (1.15)% (for the calendar quarter ended June 30, 2004), and (1.09)% (for the calendar quarter ended June 30, 2004), respectively.

Average Annual Total Returns* as of December 31, 2005 (Load Adjusted)

	1 Year	5 Year	10 Year #
Limited Maturity Fund
Returns Before Taxes
Class A Shares	(0.97)%	3.19%	4.18%
Class B Shares	(2.98)%	2.61%	3.62%
Class C Shares	(0.12)%	2.87%	3.56%
Class I Shares	1.87%	3.87%	4.56%
Returns After Taxes (Class A Shares Only)
Returns After Taxes on Distributions**	(2.35)%	1.39%	1.99%
Returns After Taxes on Distributions and Sale of Class A Shares	(0.64)%	1.64%	2.18%
Benchmark Comparison (Returns Before Taxes)
Lehman Brothers 1 - 3 Year U.S. Government Bond / Credit Index†***	1.76%	4.15%	5.07%

Government Limited Maturity Fund
Returns Before Taxes
Class A Shares	(1.04)%	2.60%	3.83%
Class B Shares	(3.21)%	1.95%	3.27%
Class C Shares	(0.35)%	2.23%	3.21%
Class I Shares	1.69%	3.64%	4.42%
Returns After Taxes (Class A Shares Only)
Returns After Taxes on Distributions**	(2.29)%	1.05%	1.83%
Returns After Taxes on Distributions and Sale of Class A Shares	(0.68)%	1.29%	2.01%
Benchmark Comparison (Returns Before Taxes)
Lehman Brothers 1 - 3 Year Government Bond Index††****	1.73%	3.83%	4.89%

*               The performance information in the table above reflects reinvestment of dividends and other earnings, and takes into account the deduction of the 2.50% maximum sales charge on Class A shares and the applicable CDSC for Class B shares (declining over six years from 4% to 0% from the end of the calendar month of purchase) and Class C shares (1% for 12 months).  The performance returns for the benchmark comparisons do not reflect the deduction of sales charges.  All performance results reflect any applicable expense subsidies and waivers in effect during the periods show, without these the results would have been less favorable.

†                                          Source:  FactSet Research Systems, Inc.

††                                    Source:  Standard & Poor’s Micropal, Inc.

**                                   After-tax returns are calculated using the historic highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your own tax situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The after-tax returns are shown for only one class of each Fund’s shares, and after-tax returns for each Fund’s other classes of shares will vary from the returns shown.

***                            The Lehman Brothers 1 - 3 Year U.S. Government Bond/Credit Index measures the performance of the short-term (1 to 3 years) government and investment grade corporate bond markets.

****                     The Lehman Brothers 1 - 3 Year Government Bond Index measures the performance of the short-term (1-3 years) government bond market.

#                                          Fund performance figures for each share class of each Fund are for the 10-year period ended December 31, 2005, except for Class I shares, which commenced investment operations on January 2, 1997.  Performance for Class I shares includes the performance of each fund’s Class A shares for periods prior to its offering.

Of course, the Funds’ past performance is not an indication of future performance.  To review information regarding the Limited Maturity Fund in more detail, please refer to the Limited Maturity Fund Prospectus and Limited Maturity Fund Annual Report, both of which are enclosed.

7.                                       What are the differences in portfolio turnover rates of the two Funds?

Portfolio turnover is a measure of how frequently a Fund trades portfolio securities.  Frequent trading of portfolio securities increases transaction costs, which could detract from a Fund’s performance.  Additionally, active and frequent trading may result in the realization and distribution to a Fund of higher capital gains, which would increase the tax liability for the Fund’s shareholders who do not hold shares in tax-free accounts such as a 401(k) plan.  During its most recently completed fiscal year, the Government Limited Maturity Fund had a portfolio turnover rate of 18% and the Limited Maturity Fund had a portfolio turnover rate of 25%.

8.                                       Who manages the Limited Maturity Fund?

The Limited Maturity Fund is managed by James J. Calmas, an MFS Senior Vice President.  Mr. Calmas also currently manages the Government Limited Maturity Fund.  Mr. Calmas has been a portfolio manager of the Government Limited Maturity Fund since 2003 and of the Limited Maturity Fund since 1998, and has been employed in the investment management area of MFS since 1988.

9.                                       How will the reorganization happen?

If the reorganization is approved, your Government Limited Maturity Fund shares will be effectively exchanged for Limited Maturity Fund shares, using the Funds’ respective net asset value per share prices, excluding sales charges, as of the close of trading on or about November 20, 2006.  This exchange will not affect the total dollar value of your investment.

10.                                 Will the reorganization have tax consequences?

It is expected that the reorganization itself will be a tax-free event for federal income tax purposes.  Accordingly, no gain or loss will be recognized by you or the Government Limited Maturity Fund as the direct result of the reorganization and your aggregate tax basis in the Limited Maturity Fund shares you will receive in connection with the reorganization will be the same as your aggregate tax basis in your Government Limited Maturity Fund shares.  That said, because the reorganization will cause the Government Limited Maturity Fund’s tax year to end on a date earlier than the last day of its normal tax year, it may accelerate distributions from that Fund to its shareholders.  In particular, the Government Limited Maturity Fund will recognize net gains or losses on the sales of any securities, net of any available capital loss carryforwards, in the short period ending on the closing date, and on or before that date it must declare a dividend paying out any such net gains to shareholders.  Also, to the extent that the Government Limited Maturity Fund holds any securities that are marked to market in connection with the reorganization, it will also recognize and be required to pay out any net gain from such securities.

At any time prior to the consummation of the reorganization, you may redeem shares, which will likely result in the recognition of gain or loss for federal income tax purposes.  For more information about the federal income tax consequences of the reorganization, see “Federal Income Tax Consequences” below.

11.                                 Will my dividend be affected by the reorganization?

Currently, the Government Limited Maturity Fund intends to declare daily as dividends substantially all of its net investment income (excluding any capital gains) and to pay these dividends to shareholders at least monthly.  Any capital gains are distributed at least annually.  Although distributions may be accelerated prior to the reorganization, as described above, following the reorganization, the payment frequency for dividends and capital gains in the Limited Maturity Fund is similar to the Government Limited Maturity Fund’s regular distribution schedule.  Except as described below, your distributions will continue to be either reinvested or paid in cash, according to the option you selected with the Government Limited Maturity Fund.  Of course, the amount of these dividends will reflect the investment performance of the Limited Maturity Fund.

The Limited Maturity Fund will not permit any Government Limited Maturity Fund shareholder holding certificates for Government Limited Maturity Fund shares at the time of the reorganization to receive cash dividends or other distributions, to receive certificates for shares issued in the reorganization (referred to as “Reorganization Shares”), to exchange Reorganization Shares for shares of other investment companies managed by MFS, or to pledge or redeem Reorganization Shares until such certificates for Government Limited Maturity Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

If a shareholder is not permitted to receive cash dividends or other distributions on Reorganization Shares for one of the reasons above, the Limited Maturity Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Government Limited Maturity Fund shares in cash.

12.                                 What Limited Maturity Fund shares will shareholders of the Government Limited Maturity Fund receive if the reorganization occurs?

As noted above, shareholders holding Class A, Class B, Class C, or Class I shares of the Government Limited Maturity Fund will receive Class A, Class B, Class C, or Class I shares, respectively, of the Limited Maturity Fund in accordance with their percentage ownership of Class A, Class B, Class C, or Class I shares of the Government Limited Maturity Fund.  The Limited Maturity Fund is a series of MFS Series Trust IX (the “Trust”), a voluntary association with transferable shares organized under the laws of The Commonwealth of Massachusetts (commonly referred to as a “Massachusetts business trust”) and is governed by the Trust’s Amended and Restated Declaration of Trust (“Trust’s Declaration of Trust”) and by-laws, as amended and restated.  The Government Limited Maturity Fund is also a Massachusetts business trust and is governed by its Amended and Restated Declaration of Trust (“Government Limited Maturity Fund’s Declaration of Trust”) and by-laws, as amended and restated.  The Trust’s and the Government Limited Maturity Fund’s Declarations of Trust are substantially similar, and their by laws are identical, to one another.  Accordingly, shareholders of the Government Limited Maturity Fund will have the same rights as shareholders of the Limited Maturity Fund.

In addition, both the Trust and the Government Limited Maturity Fund are overseen by the same Board of Trustees.

13.                                 Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No.  The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other MFS Funds, are identical.

Both Funds currently offer Class A, Class B, Class C and Class I shares.  The Limited Maturity Fund also offers Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 529A, Class 529B, and Class 529C shares.  Shares of both Funds may be purchased through financial intermediaries that have sales agreements with MFS Fund Distributors, Inc. (“MFD”) at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased.  Reinvestment of distributions by the Funds are made at net asset value for all classes.  Effective May 1, 2006, the Board of Trustees of the Funds suspended the sale of Class B shares of both Funds to new shareholders and of additional Class B shares to existing shareholders, subject to certain conditions.

Shares of each Fund may be redeemed any day the New York Stock Exchange is open at their net asset value next determined after receipt by the Fund of a properly completed redemption request either directly from you or through a financial intermediary by the Fund’s valuation time.

Shares of both Funds may be exchanged for shares of the same class of certain other MFS funds.

For more information on the principal share characteristics of the Funds, see “Description of Share Classes” and “How to Purchase, Exchange and Redeem Shares” in each Fund’s current prospectus.

14.                                 How will I be notified of the outcome of the reorganization?

If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares of the Limited Maturity Fund you are receiving and the procedures for surrendering your certificates of the Government Limited Maturity Fund, if you have any.  If the reorganization is not approved, the Government Limited Maturity Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies and the Trustees may consider other alternatives.

15.                                 Will the number of shares each shareholder owns change?

Yes, but the total value of the shares of the Limited Maturity Fund you receive will equal the total value of the shares of the Government Limited Maturity Fund that you hold at the time of the reorganization.  Even though the net asset value per share of each Fund (and the resulting number of shares) is different, the total value of your holdings will not change as a result of the reorganization.

RISK FACTORS

What are the principal risk factors associated with an investment in the Limited Maturity Fund, and how do they compare with those for the Government Limited Maturity Fund?

Because the Funds share similar (but not identical) investment objectives and policies, the risks of an investment in the Limited Maturity Fund are similar to the risks of an investment in the Government Limited Maturity Fund.  Each Fund has experienced a similar risk profile over the last three years.  For example, as of June 30, 2006, the three-year standard deviation was 1.44% for the Limited Maturity Fund versus 1.28% for the Government Limited Maturity Fund (a higher percentage for standard deviation reflects a higher risk profile).

Each Fund is principally subject to the risks described below:

Interest Rate Risk: When interest rates rise, the prices of fixed income securities (including U.S. Government securities) in a Fund’s portfolio will generally fall.  Conversely, when interest rates fall, the prices of fixed income securities (including U.S. Government securities) in the Fund’s portfolio will generally rise.

Maturity Risk: Fixed income securities (including U.S. Government securities) with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities.  The average maturity of the fund’s fixed income investments (including U.S. Government securities) will affect the volatility of a Fund’s share price.

Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due.  Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk.  The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit rating, or other news affects the market’s perception of the issuer’s credit risk.  Investors should note that many U.S. Government securities in which the Funds may invest are not supported by the full faith and credit of the United States Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.  The Limited Maturity Fund generally has a lower average credit quality of its holdings than the Government Limited Maturity Fund and the Government Limited Maturity Fund has greater exposure to U.S. Government securities.  Therefore, the Limited Maturity Fund generally has a greater level of credit risk than the Government Limited Maturity Fund.

Mortgage-Backed Securities Risk:

•                  Maturity Risk:

+ Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid.  Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

•                  When interest rates fall, homeowners are more likely to prepay their mortgage loans.  An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate.  Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

•                  When interest rates rise, homeowners are less likely to prepay their mortgage loans.  A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security.  Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.  The Funds may hold securities that are not “limited maturity” securities due to the effects of maturity extension risk.

+ Collateralized Mortgage Obligations:  The Funds may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs).  CMOs are issued in separate classes with different stated maturities.  As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first.  By investing in CMOs, the Funds may manage the prepayment risk of mortgage-backed securities.  However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

•                  Credit Risk:  As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments.  It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default.  The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities.  Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are supported by the full faith and credit of the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government and involve increased credit risk, many U.S. Government securities in which the Funds may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities).  Mortgage-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantee.

Temporary Defensive Policies Risk: Each Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a Fund invests defensively, it may not be able to pursue its investment objective. A Fund’s defensive investment position may not be effective in  protecting its value.

Because the Limited Maturity Fund invests in a broader array of limited maturity debt securities, the Fund is subject to the following principal risks in addition to those it has in common with the Government Limited Maturity Fund:

Allocation Risk: The Limited Maturity Fund will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS.  The Fund could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

Asset-Backed Securities Risk:  Asset-backed securities have risks similar to those of mortgage-backed securities, as described above.

Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

•                  These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

•                  Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

•                  Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•                  Foreign markets may be less liquid and more volatile than U.S. markets.

Liquidity Risk:       The fixed income securities purchased by the Fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk.  This means that they may be harder to purchase or sell at a fair price.  The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the Fund’s performance.

Other Investments.  In addition to the Funds’ main investment strategies described above, each Fund also may buy and sell the other types of investments indicated by the comparative chart on pages      and      above.  The risks associated with the principal investment techniques and practices used by the Funds are summarized above.  The non-principal investment techniques in which the Funds may engage are described, together with their risks, in each Fund’s Statement of Additional Information.

As with any mutual fund, you could lose money on your investment in a Fund.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks described above and other risks associated with each Fund, see, among other disclosures, “Risk Return Summary – Principal Risks of an Investment” and “Certain Investment Strategies and Risks – Further Information on Investment Strategies and Risks” in each Fund’s current prospectus, “Investment Techniques, Practices, Risks and Restrictions” in Part I of each Fund’s current Statement of Additional Information, and “Appendix C – Investment Techniques, Practices and Risks” in Part II of each Fund’s current Statement of Additional Information.

GENERAL

This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Government Limited Maturity Fund into the Limited Maturity Fund and the solicitation of proxies by and on behalf of the Trustees of the Government Limited Maturity Fund for use at the Special Meeting of Shareholders of the Government Limited Maturity Fund (the “Meeting”).  The Meeting is to be held on November 8, 2006, at 2:00 p.m. at 500 Boylston Street, 24th floor, Boston, Massachusetts 02116.  The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed proxy are being mailed to shareholders on or about September 27, 2006.

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Government Limited Maturity Fund’s Assistant Secretary at the principal office of the Government Limited Maturity Fund, 500 Boylston Street, Boston, Massachusetts 02116) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Government Limited Maturity Fund.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Proposal 1 of the Notice of Meeting) to implement the reorganization of the Government Limited Maturity Fund as described below.

As of September 18, 2006, Government Limited Maturity Fund had outstanding [              ], [             ], [           ] and [            ] of its Class A, Class B, Class C and Class I shares of beneficial interest, respectively.  Only shareholders of record as of the close of business on September 18, 2006 will be entitled to notice of and to vote at the Meeting.  Each shareholder is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.

The Trustees of the Government Limited Maturity Fund know of no matters other than those set forth herein to be brought before the Meeting.  If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF
REORGANIZATION TRANSACTION AND RELATED AGREEMENT AND
PLAN OF REORGANIZATION

The shareholders of the Government Limited Maturity Fund are being asked to approve or disapprove a reorganization between the Government Limited Maturity Fund and the Limited Maturity Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), a copy of the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The reorganization is structured as a transfer of the assets and liabilities of the Government Limited Maturity Fund to the Limited Maturity Fund in exchange for that number of full and fractional Class A, Class B, Class C and Class I Reorganization Shares, equal in total net asset value to the net value of assets transferred to the Limited Maturity Fund, all as more fully described below under “Information About the Reorganization.”

After receipt of the Reorganization Shares, the Government Limited Maturity Fund will distribute the Class A Reorganization Shares to its Class A shareholders, the Class B Reorganization Shares to its Class B shareholders, the Class C Reorganization Shares to its Class C shareholders and the Class I Reorganization Shares to its Class I shareholders, each in proportion to their existing shareholdings, in complete liquidation of the Government Limited Maturity Fund, and the legal existence of the Government Limited Maturity Fund under Massachusetts law will be terminated as soon as reasonably practicable thereafter.  Each shareholder of the Government Limited Maturity Fund will receive a number of full and fractional Class A, Class B, Class C or Class I Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Government Limited Maturity Fund shares of the same class.

On or prior to the “Exchange Date” (as defined below), the Government Limited Maturity Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

The Trustees of the Government Limited Maturity Fund have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction.  The transactions contemplated by the Agreement will be consummated only if the Agreement is approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Government Limited Maturity Fund.  Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.  The reorganization does not require the approval of the shareholders of the Limited Maturity Fund.

In the event that this proposal is not approved by the shareholders of the Government Limited Maturity Fund, the Government Limited Maturity Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies and the Trustees may consider such alternatives as may be in the best interests of the Government Limited Maturity Fund and its shareholders.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

The Funds’ Boards of Trustees, including all Trustees who are not “interested persons” of the Funds, have determined that the reorganization would be in the best interests of each Fund, and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the reorganization.  The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders of the Government Limited Maturity Fund.  The Limited Maturity Fund and the Government Limited Maturity Fund have separate Boards of Trustees comprised of the same individuals.

As discussed above, while not identical, the Limited Maturity Fund and the Government Limited Maturity Fund have similar investment objectives and policies, each being a short-term bond fund that invests primarily in investment-grade debt securities with limited maturities.

In light of the similarity of the Funds, MFS advised the Board of Trustees of each Fund that it believes that combining the Funds would be in the best interests of shareholders of both Funds.  The Board of Trustees of the Government Limited Maturity Fund believes that the proposed reorganization will be advantageous to the Government Limited Maturity Fund’s shareholders for a number of reasons and considered the following matters, among others, in unanimously approving the proposal:

1.                                       The proposed reorganization offers Government Limited Maturity Fund’s shareholders the opportunity to move their assets into another short-term bond fund that is larger and is more diversified as a result of its ability to invest in a broader array of limited maturity debt securities;

2.                                       The Funds have similar, but not identical, investment objectives, strategies, and restrictions.

3.                                       The relative risks of investing in either Fund, including the somewhat higher risk profile of the Limited Maturity Fund in comparison to the Government Limited Maturity Fund.

4.                                       The declining asset levels of the Government Limited Maturity Fund over recent years, which have reduced the opportunities for lower expenses due to economies of scale;

5.                                       The reduction of overlap of similar funds within the MFS family of funds could reduce or eliminate portfolio and operational inefficiencies and will create a larger-combined Fund with the potential for greater prospects for asset growth;

6.                                       The total expense ratio for each class of shares of the Limited Maturity Fund was lower than the corresponding class of shares of the Government Limited Maturity Fund by 0.07% in the case of Class A, Class C and Class I shares and by 0.08% in the case of Class B shares for the twelve month period ending April 30, 2006;

7.                                       The contractual and effective management fees paid to MFS by each Fund are equal;

8.                                       The respective liabilities of each Fund;

9.                                       The relative size of the Funds, and the possibility that the increased size of the combined Fund could, over time, provide the potential for lower expenses by spreading fixed expenses across a larger asset base;

10.                                 Although past performance is not an indication of future results, the Limited Maturity Fund generally has a better overall historical performance record than the Government Limited Maturity Fund;

11.                                 The expectation that the transaction will qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by the Government Limited Maturity Fund or its shareholders for federal income tax purposes as a result of the transaction;

12.                                 The fact that the combined fund will be managed by the same investment adviser, portfolio management team and portfolio manager who currently manage the Government Limited Maturity Fund;

13.                                 The fact that the Class A, Class B, Class C, and Class I shares of the Government Limited Maturity Fund have a structure that is identical to that of the Class A, Class B, Class C, and Class I shares, respectively, of Limited Maturity Fund, including identical shareholder fees and Rule 12b-1 fees;

14.                                 The compatibility of the Funds’ shareholder service features;

15.                                 The costs that will be borne directly or indirectly by the Funds in connection of the reorganization, including costs associated with the repositioning of portfolio securities in connection with the reorganization;

16.                                 The fact that the combined fund’s ability to use the Government Limited Maturity Fund’s pre-reorganization capital loss carry forwards to offset future realized capital gains may be subject to certain limitations under the federal income tax laws;

17.                                 The potential alternatives to the reorganization, including liquidation of the Government Limited Maturity Fund through the sale of the Fund’s portfolio securities and distribution of the cash to its shareholders; and

18.                                 The reorganization will not result in dilution of the interests of shareholders of either Fund.

The Board of Trustees of the Limited Maturity Fund considered that the reorganization presents an opportunity for the Limited Maturity Fund to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities.  The Trustees also considered that the expenses the Limited Maturity Fund would incur as a result of the reorganization were reasonable in relation to the benefits the Limited Maturity Fund would realize as a result of the transaction.  In addition, the Trustees considered that the Limited Maturity Fund shareholders are expected to benefit from a slight decrease (estimated to be 0.01%) in the combined fund’s expenses following the reorganization, as well as provide shareholders with the potential for further expense reductions over time as a result of fixed expenses being spread over a larger asset base (see “Synopsis, question 5” for a discussion of expenses).  The Trustees also believe that the Limited Maturity Fund shareholders could, over time, also benefit from improved diversification as a result of the reorganization.

The Boards of Trustees of both Funds also considered that MFS could benefit from the reorganization.  For example, MFS might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one Fund instead of two.

Based on its review and the advice and recommendations of MFS, the Board of Trustees of each Fund has unanimously approved the proposal.

Exchange without recognition of gain or loss for federal income tax purposes.  If a Government Limited Maturity Fund shareholder were to redeem his or her shares to invest in another fund, such as the Limited Maturity Fund, that shareholder would generally recognize gain or loss for federal income tax purposes.  Also, if the Government Limited Maturity Fund were liquidated or reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders.  By contrast, the proposed reorganization will permit Government Limited Maturity Fund’s shareholders to exchange their investment in that fund for an investment in the Limited Maturity Fund without recognition of gain or loss for federal income tax purposes.  After the reorganization, shareholders will be free to redeem any or all of the Limited Maturity Fund shares they receive in the reorganization at net asset value (minus any applicable sales charge or redemption fee) at any time, at which point a taxable gain or loss would be recognized.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization.  The proposed reorganization will be governed by an Agreement and Plan of Reorganization (the “Agreement”).  The Agreement provides that the Limited Maturity Fund will acquire the assets and liabilities of the Government Limited Maturity Fund in exchange for the issuance of Class A, Class B, Class C and Class I Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities.  The Reorganization Shares will be issued on the next full business day following the time as of which the Funds’ shares are valued for determining net asset value for the reorganization at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time)

on November 17, 2006 or such other date as may be agreed upon by the parties (the “Exchange Date)..  The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Government Limited Maturity Fund will sell its assets to the Limited Maturity Fund, and in exchange, the Limited Maturity Fund will assume all liabilities of the Government Limited Maturity Fund and deliver to the Government Limited Maturity Fund (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of assets of the Government Limited Maturity Fund attributable to its Class A shares, less the value of the liabilities of the Government Limited Maturity Fund assumed by the Limited Maturity Fund attributable to such Class A shares; (ii) a number of full and fractional Class B Reorganization Shares having a net asset value equal to the value of assets of the Government Limited Maturity Fund attributable to its Class B shares, less the value of the liabilities of the Government Limited Maturity Fund assumed by the Limited Maturity Fund attributable to such Class B shares; (iii) a number of full and fractional Class C Reorganization Shares having a net asset value equal to the value of the assets of the Government Limited Maturity Fund attributable to its Class C shares, less the value of liabilities of the Government Limited Maturity Fund assumed by the Limited Maturity Fund attributable to such Class C shares; and (iv) a number of full and fractional Class I Reorganization Shares having a net asset value equal to the value of the assets of the Government Limited Maturity Fund attributable to its Class I shares, less the value of liabilities of the Government Limited Maturity Fund assumed by the Limited Maturity Fund attributable to such Class I shares.

On or as soon after the Exchange Date as is conveniently practicable, the Government Limited Maturity Fund will distribute to its shareholders of record as of the close of business on the last business day proceeding the Exchange Date, in proportion their holdings in the Government Limited Maturity Fund, the full and fractional Reorganization Shares received by the Government Limited Maturity Fund, with Class A Reorganization Shares being distributed to holders of Class A shares of the Government Limited Maturity Fund, Class B Reorganization Shares being distributed to holders of Class B shares of the Government Limited Maturity Fund, Class C Reorganization Shares being distributed to holders of Class C shares of the Government Limited Maturity Fund and Class I Reorganization Shares being distributed to holders of Class I shares of the Government Limited Maturity Fund.  As a result of the proposed transaction, each holder of Class A, Class B, Class C and Class I shares of the Government Limited Maturity Fund will receive a number of Class A, Class B, Class C and Class I Reorganization Shares equal in aggregate value to the value of the Class A, Class B, Class C and Class I shares, respectively, of the Government Limited Maturity Fund held by the shareholder.  This distribution will be accomplished by the establishment of accounts on the share records of the Limited Maturity Fund in the name of such Government Limited Maturity Fund shareholders, each account representing the respective number of full and fractional Class A, Class B, Class C and Class I Reorganization Shares due such shareholder.  New certificates for Reorganization Shares will not be issued, except in certain limited circumstances.

The Trustees of each Fund have determined that the interests of the Fund’s shareholders will not be diluted as a result of the transactions contemplated by the reorganization and that the proposed reorganization is in the best interests of the Fund.

The consummation of the reorganization is subject to the conditions set forth in the Agreement.  The Agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders by the mutual consent of the Government Limited Maturity Fund and the Limited Maturity Fund.  In addition, either Fund may at its option terminate the Agreement unilaterally at or prior to the Exchange Date because (i) of a material breach by the other party of any representation, warranty or agreement contained in the Agreement to be performed at or prior to the Exchange Date or (ii) a condition set forth in the Agreement expressed to be precedent  to the obligations of the terminating Fund has not been fulfilled (or waived by the terminating Fund) and it reasonably appears that the condition will not or cannot be met.

The fees and expenses for the transaction are estimated to be approximately $87,000.  Each Fund shall bear its own fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) and other similar expenses incurred in connection with the consummation of the transactions contemplated by the Agreement.

Description of the Reorganization Shares.  Reorganization Shares will be issued to the Government Limited Maturity Fund’s shareholders in accordance with the procedures under the Agreement as described above.  The Reorganization Shares are Class A, Class B, Class C and Class I shares of the Limited Maturity Fund.  Investors purchasing Class A shares pay a sales charge at the time of purchase, but Government Limited Maturity Fund shareholders receiving Class A Reorganization Shares in the reorganization will not pay a sales charge on such shares.  Class A shares of the Limited Maturity Fund are subject to a Rule 12b-1 fee at the annual rate of up to 0.35% of the Fund’s average daily net assets attributable to Class A shares.

Class B shares of the Limited Maturity Fund are sold without a sales charge, but may be subject to a CDSC of up to 4% if redeemed within six years of purchase.  For purposes of determining the CDSC payable on a post-reorganization redemption of Class B Reorganization Shares received by holders of Class B shares of the Government Limited Maturity Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Government Limited Maturity Fund.  Class B shares of the Limited Maturity Fund are also subject to a Rule 12b-1 fee at the annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B shares.  Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after purchase.  For purposes of determining the conversion date of Class B Reorganization Shares received by holders of Class B shares of the Government Limited Maturity Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Government Limited Maturity Fund.

Class C shares of the Limited Maturity Fund are sold without a sales charge, but may be subject to a 1% CDSC if redeemed within 12 months of purchase.  For purposes of determining the CDSC payable on a post-reorganization redemption of Class C Reorganization Shares received by holders of Class C shares of the Government Limited Maturity Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class C shares of the Government Limited Maturity Fund.  Class C shares of the Limited Maturity Fund are also subject to a Rule 12b-1 fee at the annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares.

Class I shares of the Limited Maturity Fund are sold without a sales charge and are not subject to a Rule 12b-1 fee.  Class I shares are available exclusively to certain investors, and do not convert to any other class of shares of the Fund.

Each of the Reorganization Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Reorganization Shares will have the conversion rights specified above.  The Trust’s Declaration of Trust  of the Limited Maturity Fund, permits the Fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine.  The Limited Maturity Fund’s shares are currently divided into thirteen classes — Class A, Class B, Class C, Class I, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, and Class R5.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Limited Maturity Fund.  However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Limited Maturity Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Limited Maturity Fund or its Trustees.  The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Limited Maturity Fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Limited Maturity Fund would be unable to meet its obligations.  The likelihood of such circumstances is remote.  The shareholders of the Government Limited Maturity Fund are subject to this same risk of shareholder liability.

Federal Income Tax Consequences.  As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive an opinion from Ropes & Gray LLP, counsel to the Funds (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications), substantially to the effect that, [although not free from doubt,] on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and current administrative rules and court decisions, for federal income tax purposes, except as noted below:

(a)           the reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Limited Maturity Fund and Government Limited Maturity Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)           under Section 361 of the Code, no gain or loss will be recognized by the Government Limited Maturity Fund upon the transfer of its assets to the Limited Maturity Fund in exchange for Reorganization Shares and the assumption by the Limited Maturity Fund of the Government Limited Maturity Fund’s liabilities, or upon the distribution of the Reorganization Shares by the Government Limited Maturity Fund to its shareholders in liquidation;

(c)           under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Government Limited Maturity Fund on the distribution of

Reorganization Shares to them in exchange for their shares of the Government Limited Maturity Fund;

(d)           under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that the Government Limited Maturity Fund’s shareholders receive in exchange for their Government Limited Maturity Fund shares will be the same as the aggregate tax basis of the Government Limited Maturity Fund shares exchanged therefor;

(e)           under Section 1223(1) of the Code, a Government Limited Maturity Fund shareholder’s holding period for the Reorganization Shares received pursuant to the Agreement will be determined by including the holding period for the Government Limited Maturity Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Government Limited Maturity Fund shares as a capital asset;

(f)            under Section 1032 of the Code, no gain or loss will be recognized by the Limited Maturity Fund upon receipt of the assets transferred to the Limited Maturity Fund pursuant to the Agreement in exchange for the Reorganization Shares and the assumption by the Limited Maturity Fund of the liabilities of the Government Limited Maturity Fund;

(g)           under Section 362(b) of the Code, the Limited Maturity Fund’ tax basis in the assets that the Limited Maturity Fund receives from the Government Limited Maturity Fund will be the same as the Government Limited Maturity Fund’s tax basis in such assets immediately prior to such exchange;

(h)           under Section 1223(2) of the Code, the Limited Maturity Fund’s holding periods in such assets will include the Government Limited Maturity Fund’s holding periods in such assets; and

(i)            under Section 381 of the Code, the Limited Maturity Fund will succeed to the capital loss carryovers of the Government Limited Maturity Fund, if any, but the use by the Limited Maturity Fund of any such capital loss carryovers (and of capital loss carryovers of the Limited Maturity Fund) may be subject to limitation under Section 381, 382, 383 and 384 of the Code.

The opinion will be based on certain factual certifications made by officers of the Government Limited Maturity Fund, and by officers of the Trust, on behalf of the Limited Maturity Fund, and will also be based on customary assumptions.  Notwithstanding the above, Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.  Each Fund has agreed to make and provide additional representations to tax counsel with respect to each Fund that are reasonably requested by tax counsel.  A Fund may not waive in any material respect the receipt of the tax opinions as a condition to confirmation and to the reorganization.

Prior to the Exchange Date, the Government Limited Maturity Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distribution to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

This description of the federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any shareholder.  Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Tax Considerations.  As of December 31, 2005, the Government Limited Maturity Fund had capital loss carryovers of approximately $36,065,782, which expire as follows:

Expiration Date
December 31, 2007	$(5,108,829)
December 31, 2008	$(5,065,807)
December 31, 2011	$(9,973,506)
December 31, 2012	$(8,822,850)
December 31, 2013	$(7,094,790)
Total	$(36,065,782)

Capital loss carryovers are used to reduce the amount of realized capital gains that a Fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.

The ability of the Limited Maturity Fund, as the surviving combined fund, to use Government Limited Maturity Fund’s pre-reorganization capital loss carryovers to offset future realized capital gains may be subject to an annual limitation under applicable tax laws if the reorganization occurs. Other tax rules would prohibit the use of one Fund’s pre-reorganization “built-in losses” (i.e., net unrealized losses) against the other Fund’s “built-in gains” (i.e., net unrealized gains).  The effect of these limitations will depend on the amount of losses and “built-in gains” in each Fund at the time of the reorganization.  For example, if the reorganization had occurred on July 31, 2006, the combined fund would have had net losses (i.e., capital loss carryforwards as of the end of the last fiscal year as adjusted by year-to-date realized gains or losses) of 10.69% of its net assets available to reduce capital gains, whereas absent the reorganization, the Government Limited Maturity Fund would have net losses equal to 16.85% of its net assets available to reduce capital gains.  As a result of the loss limitation and the spreading of the losses remaining available over a larger asset base, the percentage of losses available to offset capital gains would have decreased by 6.15% with respect to the Government Limited Maturity Fund.  As of July 31, 2006, neither Fund had any “built-in gains” and so, if the reorganization had occurred on that date, the prohibition on the use of “built-in losses” to offset such gains would not apply.  The application of these rules may accelerate taxable gain distributions to shareholders of the combined fund.

Capitalization.  The following table shows the capitalization of the Funds as of April 30, 2006, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

	Limited Maturity Fund	Government Limited Maturity Fund		Pro Forma Adjustments		Pro Forma Combined Fund*
Net assets (000’s omitted)
Class A	$345,689	$145,338		$(46	)^	$490,981
Class B	$103,406	$79,249		$(17	)^	$182,638
Class C	$81,144	$37,444		$(11	)^	$118,577
Class I	$127,926	$223		$(12	)^	$128,137

Shares outstanding (000’s omitted)
Class A	54,155	18,738		22,780	*	76,935
Class B	16,264	10,254		12,461	*	28,725
Class C	12,724	4,862		5,869	*	18,593
Class I	20,119	28		35	*	20,154

Net asset value per share
Class A	$6.38	$7.76		—		$6.38
Class B	$6.36	$7.73		—		$6.36
Class C	$6.38	$7.70		—		$6.38
Class I	$6.36	$7.90	**	—		$6.36

^                       Amount reflects estimated reorganization costs.

*                      If the reorganization had taken place on April 30, 2006, the shareholders of Government Limited Maturity Fund would have received 22,780,299, 12,460,518, 5,868,931, and 35,075 Class A, Class B, Class C and Class I shares, respectively, of the Limited Maturity Fund, which would be available for distribution to its shareholders.  No assurances can be given as to the number of Reorganization Shares the Government Limited Maturity Fund will receive on the Exchange Date.  The foregoing is merely an example of what the Government Limited Maturity Fund would have received and distributed had the reorganization been consummated on April 30, 2006, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

**               Due to the small asset base of the share class, the net asset value per share based on rounded amounts is not in accord with the actual net asset value per share as of April 30, 2006.

Unaudited pro forma combined financial statements of the Funds as of April 30, 2006 and for the twelve-month period then ended are included in the Statement of Additional Information relating to the proposed reorganization.  Because the Agreement provides that the Limited Maturity Fund will be the surviving Fund following the reorganization and because the Limited Maturity Fund’s investment objectives and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the Government Limited Maturity Fund to the Limited Maturity Fund as contemplated by the Agreement.

The Trustees of the Government Limited Maturity Fund, including the Independent Trustees, unanimously recommend approval of the Plan.

VOTING INFORMATION

Required Vote.  Proxies are being solicited from the Government Limited Maturity Fund’s shareholders by its Trustees for the Meeting to be held on November 8, 2006 at 2:00 p.m. at 500 Boylston St., 24th Floor, Boston, Massachusetts 02116, or at such later time made necessary by adjournment.  Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement.

The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a “majority of the outstanding voting securities” of the Government Limited Maturity Fund entitled to vote.  Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities.

When shares of the Government Limited Maturity Fund are held jointly by two or more persons, any one of them may vote at the Meeting in person or by proxy in respect to such shares.  A proxy shall be valid if executed by any one of the joint owners.

Record Date, Quorum and Method of Tabulation.  Shareholders of record of the Government Limited Maturity Fund at the close of business on September 18, 2006 (the “record date”) will be entitled vote at the Meeting or any adjournment thereof.  The holders of a majority of the voting power of the shares of the Government Limited Maturity Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting.  Shareholders of record are entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Government Limited Maturity Fund as the vote tabulator for the Meeting.  The vote tabulator will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast.  The vote tabulator will count shares represented by proxies that are marked with an abstention or that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.  Thus, abstentions and broker non-votes have the effect of a negative vote on the proposal.

As of the record date, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Government Limited Maturity Fund.  To the best of the knowledge of the Government Limited Maturity Fund, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the Government Limited Maturity Fund’s outstanding shares:

Class	Shareholder Name and Address	Percentage Owned	Pro Forma Percentage Owned*
[To be updated]

*Percentage owned assuming completion of the reorganization on                  , 2006.

** Believed to be a record owner.

***Believed to be a beneficial owner.

The votes of the shareholders of the Limited Maturity Fund are not being solicited, because their approval or consent is not necessary for this transaction.  As of the record date, the officers and Trustees of the Limited Maturity Fund, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Limited Maturity Fund.  To the best of the knowledge of the Limited Maturity Fund, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the Limited Maturity Fund:

Class	Shareholder Name and Address	Percentage Owned	Pro Forma Percentage Owned*
[To be updated]

*Percentage owned assuming completion of the reorganization on                 , 2006.

** Believed to be a record owner.

***Believed to be a beneficial owner.

Solicitation of Proxies.  In addition to soliciting proxies by mail, the Trustees and employees of MFS, MFD and MFS Service Center, Inc. may solicit proxies in person or by telephone.  In addition, the Government Limited Maturity Fund has retained at its own expense [SOLICITOR] to aid in the solicitation of instructions for nominee and registered accounts for a fee of approximately $17,000, plus reasonable out-of-pocket expenses for proxy solicitation services, which will be paid by the Government Limited Maturity Fund.  The Government Limited Maturity Fund may also arrange to have votes recorded by telephone.  The telephonic voting procedure is designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Shareholders would be asked for their Social Security numbers or other identifying information.  The shareholders would then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions.  To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail.  A toll-free number will be available in the event the information in the confirmation is incorrect.

Shareholders have the opportunity to vote via the Internet as directed on your proxy card.  The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting.  To vote via the Internet, you will need the “control” number that appears on your proxy card.  The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.  Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Persons holding shares as nominees will upon request be reimbursed by the Government Limited Maturity Fund for their reasonable expenses in soliciting instructions from their principals.

Revocation of Proxies.  Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted, by a written revocation received by the Secretary of the Government Limited Maturity Fund or by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Shareholder Proposals.  The Government Limited Maturity Fund does not hold annual shareholder meetings in any year in which the election of Trustees is not required to be acted upon by the Investment Company Act of 1940 Act.  However, the Fund currently maintains a policy to hold a shareholder meeting at least every five years to elect Trustees.  If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund’s shareholders at the next meeting of shareholders should send the proposal to Government Limited Maturity Fund, c/o Susan S. Newton, Assistant Secretary, at 500 Boylston Street, 20th Floor, Boston, Massachusetts 02116, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting.  The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included.  Shareholder proposals are subject to certain requirements under the federal securities laws.

Adjournment.  If the necessary quorum to transact business or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of proxies.  Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal.  They will vote against any such adjournment those proxies required to be voted against the proposal.  They will not vote any proxy that directs them to abstain from voting on the proposal.  The Government Limited Maturity Fund pays the costs of any additional solicitation and of any adjourned session.

MISCELLANEOUS

Independent Registered Public Accountants

Ernst & Young LLP serves as Independent Registered Public Accountants to the Government Limited Maturity Fund and Deloitte & Touche LLP serves as Independent Registered Public Accountants to the Limited Maturity Fund.  The audited financial statements of the Government Limited Maturity Fund and the Limited Maturity Fund for the fiscal years ended December 31, 2005 and April 30, 2006, respectively, included in the Funds’ Statements of Additional Information, have been audited by Ernst & Young LLP and Deloitte & Touche LLP, respectively, Independent Registered Public Accountants, whose reports thereon are included in the respective Fund’s Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal years ended December 31, 2005 and April 30, 2006, respectively.  The financial statements audited by Ernst & Young LLP and Deloitte & Touche LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information

The Government Limited Maturity Fund and the Limited Maturity Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance with these laws, they each file reports, proxy material and other information with the SEC.  Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.W., Washington D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices at 3 World Financial Center, Room 4300, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively.  Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the SEC website (http://www.sec.gov).

Other Business

Management of the Government Limited Maturity Fund knows of no business other than the matters specified above that will be presented at the Meeting.  Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

Legal Proceedings

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission (“SEC”) regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term “MFS funds” means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.  In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General (“NYAG”) and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts.  The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)).   The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief.  Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)).  The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney’s fees and costs.  The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law.  Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants filed separate motions to dismiss all claims of the various lawsuits (except Reaves, which has not been separately briefed).  On November 3, 2005, the district judge considering the motions to dismiss the Riggs and

Hammerslough actions issued memoranda indicating that he intends to grant in part and deny in part defendants’ motions in these actions.  Orders consistent with the court’s memoranda were issued on March 1, 2006.  On February 27, 2006, the district judge considering the motion to dismiss the Walker action granted in part and denied in part such motion.  On January 19, 2006, the district judge considering the Forsythe and Dumond actions denied defendants’ motion to dismiss the Dumond action and  granted in part (including dismissing all claims against the Trustees and Sun Life Financial, Inc.) and denied in part defendants’ motion to dismiss the Forsythe action.  Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant.  It is not clear whether any amounts paid in connection with the above regulatory settlements will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPLY.

Notice To Banks, Broker-Dealers and Voting Trustees And Their Nominees.

Please advise the Government Limited Maturity Fund, in care of MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

 September 27, 2006

MFS GOVERNMENT LIMITED MATURITY FUND

500 Boylston Street

Boston, MA 02116

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made this     th day of August, 2006, by and between MFS Government Limited Maturity Fund, a Massachusetts business trust (the “Acquired Fund”), and MFS Series Trust IX, a Massachusetts business trust (“Trust IX”), on behalf of MFS Limited Maturity Fund, a segregated portfolio of assets (“series”) thereof (the “Surviving Fund”), each with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116.   Each of the Acquired Fund and the Surviving Fund are also referred to herein as a “Fund” and, together, as the “Funds.”

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the “Regulations”) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of (1) the transfer of the Assets (as defined herein) of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the Liabilities (as defined herein) of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest, no par value (“shares”), in the Surviving Fund (the “Reorganization Shares”), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein and (3) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the “Reorganization”).

All representations, warranties, covenants and obligations of the Surviving Fund and the Acquired Fund (each a “Fund”) contained herein shall be deemed to be representations, warranties, covenants and obligations of the Acquired Fund and Trust IX, acting on behalf of the Surviving Fund, respectively, and all rights and benefits created hereunder in favor of the Surviving Fund and the Acquired Fund shall inure to, and shall be enforceable by, the Acquired Fund and Trust IX, acting on behalf of the Surviving Fund, respectively.

The  Acquired Fund’s shares are divided into four classes, designated Class A, Class B, Class C, and Class I shares (the “Class A Acquired Fund Shares,” “Class B Acquired Fund Shares,” “Class C Acquired Fund Shares”, and “Class I Acquired Fund Shares,” respectively, and together, the “Acquired Fund Shares”). The Surviving Fund’s shares are divided into thirteen classes, including four classes designated Class A, Class B, Class C, and Class I shares (the “Class A Reorganization Shares,” “Class B Reorganization Shares,” “Class C Reorganization Shares”, and “Class I Reorganization Shares,” respectively), which four classes are the only classes of the Surviving Fund’s shares involved in the Reorganization and thus included in the term “Reorganization Shares.”  Each class of Acquired Fund Shares is substantially similar to the corresponding class of Reorganization Shares, i.e., the Funds’ Class A, Class B, Class C and Class I shares correspond to each other.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. The Reorganization

1.1  The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting of, without limitation, portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Date (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied, certified by the Acquired Fund’s Treasurer or Assistant Treasurer and delivered by the Acquired Fund to the Surviving Fund pursuant to paragraph 5.6 hereof (the “Statement of Assets and Liabilities”) (collectively, the “Assets”), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund as set forth in the Statement of Assets and Liabilities (collectively, the “Liabilities”) and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund shareholders of record determined as of the close of business on the Valuation Date (the “Acquired Fund Shareholders”), of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the “Closing”).

1.2  The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities or other assets prior to the Closing.

1.3  On or as soon after the closing date established in paragraph 3.1 hereof (the “Closing Date”) as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Fund Shareholders in actual or constructive exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund.  Such distribution will be accomplished by the transfer of the Class A, Class B, Class C, and/or Class I Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Class A, Class B, Class C, and/or Class I Reorganization Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of Class A, Class B, Class C, and/or Class I Acquired Fund Shares shall be credited with the respective pro rata number of Class A, Class B, Class C, and/or Class I (as applicable) Reorganization Shares due that shareholder).  The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

1.4  Acquired  Fund  Shareholders  holding  certificates  representing  their ownership of Acquired Fund Shares shall surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an “Affidavit”), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer show evidence of ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, any dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

1.5  Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

1.6  The legal existence of the Acquired Fund shall be terminated promptly following the Liquidation Date.

2. Valuation

2.1  The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business on the last business day preceding the Closing Date (the “Valuation Date”). The net asset value of each class of the Reorganization Shares shall be computed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Surviving Fund, using the valuation procedures set forth in the Trust IX’s Amended and Restated Declaration of Trust (“the Trust IX’s Declaration of Trust”) or By-laws and the Surviving Fund’s then-current prospectus and statement of additional information (collectively, the “Surviving Fund Valuation Procedures”), to not less than two decimal places. The net value of the Assets shall be computed by the Custodian, as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, using thevaluation procedures set forth in the Acquired Fund’s Amended and Restated Declaration of Trust (“Acquired Fund’s Declaration of Trust”) or By-laws and the Acquired Fund’s then-current prospectus and statement of additional information (collectively, the “Acquired Fund Valuation Procedures”). The determinations of the Custodian shall be conclusive and binding on all parties in interest; provided, however, that, in computing each Fund’s net asset value in accordance with this paragraph 2.1, any fair value determination required to be made by the Surviving Fund Valuation Procedures or Acquired Fund Valuation Procedures with respect to a portfolio security or other asset of either Fund shall be made in accordance with the applicable Fund’s Valuation Procedures, and any such fair value determinations shall be conclusive and binding on the Custodian and all parties in interest.

2.2  The  number of each class of Reorganization Shares (including fractional shares, if any, rounded to the third decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Class A Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the “Acquired Fund Value”) attributable to the Class A Acquired Fund Shares by the net asset value of a Class A Reorganization Share (computed as set forth in such paragraph), (b) the number of Class B Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the net asset value of a Class B Reorganization Share (as so computed), (c) the number of Class C Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class C Acquired Fund Shares by the net asset value of a Class C Reorganization Share (as so computed), and (d) the number of Class I Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class I Acquired Fund Shares by the net asset value of a Class I Reorganization Share (as so computed).

2.3  Except for certain fair value determinations as described in paragraph 2.1 hereof, all computations of value shall be made by the Custodian in its capacity as pricing agent for the Surviving Fund and the Acquired Fund, as applicable, and in accordance with its regular practice in pricing the shares and assets of the Surviving Fund and the Acquired Fund, as applicable, using the relevant Fund’s Valuation Procedures.

3. Closing and Closing Date

3.1  The   Closing   Date   shall   be as soon as practicable after the Reorganization is approved by shareholders of the Acquired Fund, but in no event later than November 30, 2006. The Closing shall be held at 8:00 a.m., Boston time, at the offices of the Surviving Fund, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2  Portfolio securities shall be transferred by the Acquired Fund to the Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the US Treasury Department’s book-entry system or by the Depository Trust Company or other third-party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5, or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of “State Street Bank and Trust Company, Custodian for the MFS Limited Maturity Fund” or in the name of any successor organization.

3.3  If on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Valuation Date shall be postponed until the next business day when trading shall have been fully resumed and reporting shall have been restored and the Closing Date shall be adjusted accordingly to the first business day following the Valuation Date; provided that if trading shall not be fully resumed and reporting restored on or before December 31, 2006, this Agreement may be terminated by either Fund upon the giving of written notice to the other.

3.4  The  Acquired  Fund  shall  deliver  at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Valuation Date (the “Shareholder List”). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares to be credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund’s account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. Representations and Warranties

4.1     The Acquired Fund represents and warrants to Trust IX, on behalf of the Surviving Fund, as follows:

(a) The Acquired Fund is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by the Acquired Fund, subject to the approval of the shareholders of the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to own all of the properties and assets of the Acquired Fund and to carry on its business as now being conducted.

(b) The Acquired Fund is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect;

(c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in violation of any provision of the Acquired Fund’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund is a party or by which the Acquired Fund is bound;

(d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with the Fund’s obligations under this Agreement) that will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Surviving Fund).

(e) Except as otherwise disclosed in writing to and accepted by Trust IX, on behalf of the Surviving Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of December 31, 2005, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended December 31, 2005 and December 31, 2004 (copies of which have been furnished to the Surviving Fund) have been audited by Ernst & Young LLP, Independent Registered Public Accountants, and present fairly in all material respects the financial position of the Acquired Fund as of December 31, 2005 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein, and the statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of June 30, 2006, and the related statement of operations for the fiscal semi-annual period then ended, and the statement of changes in net assets for the fiscal semi-annual period ended June 30, 2006 (copies of which have been furnished to the Surviving Fund) present fairly in all material respects the financial position of the Acquired Fund as of June 30, 2006 and the results of its operations and changes in net assets for the semi-annual period in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of June 30, 2006 not disclosed therein;

(g) Since December 31, 2005, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Trust IX, on behalf of the Surviving Fund.  For the purposes of this subparagraph (g), a decline in net asset value per Acquired Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

(h)  As of the Closing Date, the Acquired Fund will have, within the times and in the manner prescribed by law, properly filed all required federal and other tax returns and reports which, to the knowledge of the Acquired Fund’s officers, are required to have been filed by the Acquired Fund by such date and all such returns and reports were complete and accurate in all material respects.  The Acquired Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund.  All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid.

(i)  For each taxable year of its operations and since its inception, for federal income tax purposes, the Acquired Fund has satisfied, and for the current taxable year, it will satisfy the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to Acquired Fund for each taxable year since its inception and for the remainder of its current taxable year beginning January 1, 2006 and ending on the Closing Date.

Acquired Fund will declare to Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of Acquired Fund’s investment company taxable income (as defined in section 852 of the Code), (computed in each case without regard to any deduction for dividends paid), and (c) all of Acquired Fund’s net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending on December 31, 2005 and the short taxable year beginning on January 1, 2006 and ending on the Closing Date.  Such dividends will be made to ensure continued qualification of Acquired Fund as a “regulated investment company” for tax purposes and to eliminate fund-level tax.

(j) The authorized capital of the Acquired Fund consists of an unlimited number of shares, divided into four classes at the date hereof. All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund (except as described in the Acquired Fund’s current prospectus and statement of additional information). All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(k) Except as previously disclosed to Trust IX, at the Closing Date the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”);

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund (with the exception of the approval of this Agreement by the Acquired Fund’s shareholders  holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund), and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of such shareholders and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The  information  to  be  furnished  by  the  Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

(n) The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.7 hereof) (other than written information furnished by the Surviving Fund for inclusion therein, as covered by the Trust IX’s representation and warranty in paragraph 4.2(n) hereof), on the effective date of the Registration Statement, on the date of the Meeting (as defined in paragraph 5.2 hereof) and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the “Acts”), and such as may be required under state securities laws;

(p) All  of  the  issued  and  outstanding  Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund;

(q) The current prospectus and statement of additional information of the

Acquired Fund, each dated May 1, 2006, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(r) The Acquired Fund incurred the Liabilities in the ordinary course of its business.

4.2     Trust IX, on behalf of the Surviving Fund, represents and warrants to the Acquired Fund, as follows:

(a) Trust IX is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement.  Neither Trust IX nor the Surviving Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by Trust IX on behalf of the Surviving Fund.  Trust IX has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted.

(b) Trust IX is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Surviving Fund is a separate series of Trust IX duly constituted in accordance with the applicable provisions of the Trust IX’s Declaration of Trust and By-laws and the laws of the Commonwealth of Massachusetts;

(c) The current prospectus and statement of additional information of the Surviving Fund, each dated September 1, 2005, as supplemented and updated from time to time (collectively, the “Surviving Fund Prospectus”), and the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein as covered by the Acquired Fund’s representation and warranty in paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) At the Closing Date, the Surviving Fund will have good and marketable title to its assets;

(e) The Surviving Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of Trust IX’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust IX or the Surviving Fund is a party or by which Trust IX or the Surviving Fund is bound;

(f) Unless otherwise disclosed to the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of Trust IX or the Surviving Fund, threatened against Trust IX or the Surviving Fund or any of its properties or assets, except as previously disclosed in writing to the Acquired Fund.  The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings, and Trust IX or the Surviving Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction herein contemplated;

(g) The  statement  of  assets  and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of April 30, 2006, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended April 30, 2006 and April 30, 2005 (copies of which have been furnished to the Acquired Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accountants, and present fairly in all material respects the financial position of the Surviving Fund as of April 30, 2006 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Surviving Fund as of the respective dates thereof not disclosed therein;

(h) Since April 30, 2006, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund.  For the purposes of this subparagraph (h), a decline in net asset value per Surviving Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

(i) As of the Closing Date, Trust IX, on behalf of the Surviving Fund, will have, within the times and in the manner prescribed by law, properly filed all federal and other tax returns and reports which, to the knowledge of the officers of Trust IX, are required to be filed by the Trust IX on behalf of the Surviving Fund, and all such returns and reports were complete and accurate in all material respects.  Trust IX, on behalf of the Surviving Fund, has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Surviving Fund.  All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid.

(j)  For each taxable year of its operations since its inception, for federal income tax purposes, the Surviving Fund has satisfied, and for the current taxable year, it will satisfy the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to the Surviving Fund for each taxable year since its inception and for the remainder of its current taxable year beginning May 1, 2006 and ending on the Closing Date.

(k) The authorized capital of the Surviving Fund consists of an unlimited number of shares and divided into thirteen classes, at the date hereof.  All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information).  The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any such shares;

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust IX, on behalf of the Surviving Fund, and this Agreement constitutes a valid and binding obligation of the Surviving Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The Reorganization Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will be duly authorized at the Closing Date and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares and will be fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information);

(n) The  information to be furnished  by  the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

(o) Trust IX, on behalf of the  Surviving Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws or other securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

(p) All of the Surviving Fund’s issued and outstanding Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

(q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the Acts and such as may be required under state securities laws; and

(r) No consideration other than Reorganization Shares (and the Surviving Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

5. Covenants

5.1  Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

5.2  The Acquired Fund will call a meeting of shareholders of the Acquired Fund (the “Meeting”) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3  The Acquired Fund covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4  The Acquired Fund will provide such information as Trust IX reasonably requests  concerning the ownership of Acquired Fund Shares, including the information specified in paragraph 3.4 hereof.

5.5  Subject to the provisions of this Agreement, the Acquired Fund and Trust IX each will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6  The Acquired Fund will furnish to Trust IX on the Closing Date the Statement of Assets and Liabilities.  As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund or its designee will furnish to Trust IX, in such form as is reasonably satisfactory to Trust IX, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Surviving Fund will succeed to and take into account as a result of Section 381 of the Code.

5.7  Trust IX, on behalf of the Surviving Fund, will prepare and file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

5.8  Trust IX, on behalf of the Surviving Fund, will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the Acts, in connection with the Meeting to consider approval of this Agreement.

5.9  The Acquired Fund agrees to provide the Surviving Fund with information applicable to the Acquired Fund required under the Acts for inclusion in the Registration Statement and the Proxy Statement.

6. Conditions Precedent to Obligations of the Acquired Fund

 The obligations of the Acquired Fund to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of Trust IX, on behalf of the Surviving Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2  Trust IX, on behalf of the Surviving Fund, shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that Trust IX and the Surviving Fund shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as the Acquired Fund shall reasonably request; and

6.3  The Acquired Fund shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company (“MFS”), the Surviving Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to the Acquired Fund, to the effect that:

(i)                   Trust IX is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement.  The Surviving Fund is a separate series of Trust IX duly constituted in accordance with Trust IX’s Declaration of Trust and By-laws;

(ii)                this Agreement has been duly authorized, executed and delivered by the Surviving Fund and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by the Acquired Fund, is a valid and binding obligation of Trust IX and the Surviving Fund enforceable against Trust IX and the Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii)             assuming that consideration therefor of not less than the net asset value thereof has been paid, the Reorganization Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information), and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or the Trust IX’s Declaration of Trust or By-laws;

(iv)            the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust IX’s Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the Trust IX or the Surviving Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Trust IX or the Surviving Fund is a party or by which it is bound;

(v)               to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust IX or the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(vi)            the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust IX or the Surviving Fund, are accurate in all material respects;

(vii)         to the knowledge of such  counsel, there are no legal or governmental proceedings relating to Trust IX or the Surviving Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Registration Statement that are not described as required;

(viii)      to the knowledge of such counsel, Trust IX is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(ix)                                except as may have been previously disclosed by Trust IX, on behalf of the Surviving Fund, in writing, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to Trust IX or the Surviving Fund or any of their properties or assets, and neither Trust IX nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, she generally reviewed and discussed certain of such statements with certain officers of the Surviving Fund and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement, the date of the Meeting or the Closing Date and only insofar as such statements relate to the Surviving Fund, the Registration Statement contained any untrue statement of a material fact oromitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the Acquired Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the Acquired Fund, its Board of Trustees and its officers.  Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Acquired Fund may reasonably request.

7. Conditions Precedent to Obligations of the Surviving Fund

The obligations of the Surviving Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2  The Acquired Fund shall have delivered to the Surviving Fund the Statement of Assets and Liabilities, together with a list of the Acquired Fund’s portfolio securities showing the federal income tax bases of and holding periods for such securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

7.3  The Acquired Fund shall have delivered to Trust IX on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund shall have complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as the Surviving Fund shall reasonably request;

7.4  Trust IX shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of MFS, the Acquired Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to the Surviving Fund to the effect that:

(a)                The Acquired Fund is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement;

(b)             this Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by the Surviving Fund, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

The Acquired Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly, sold, assigned, conveyed, transferred and delivered such assets to the Surviving Fund.

(c)              the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquired Fund’s  Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Surviving Fund is a party or by which it is bound;

(d)             to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(e)                the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the Acquired Fund, are accurate in all material respects;

(f)                to the knowledge of such  counsel, there are no legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Proxy Statement that are not described as required;

(g)             assuming that consideration therefor of not less than the net asset value and the par value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement or any amendment thereto in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are validly issued and outstanding and fully paid and nonassessable (except as described in the Acquired Fund’s current prospectus and statement of additional information);

(h)               to the knowledge of such counsel, the Acquired Fund is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(i)                   except as may have been previously disclosed by the Acquired Fund, in writing, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to the Acquired Fund or any of the Acquired Fund’s properties or assets, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, she generally reviewed and discussed certain of such statements with certain officers of the Acquired Fund and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to the Acquired Fund, the Proxy Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust IX or the Surviving Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the Trust IX, its Board of Trustees and its officers, and the Surviving Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Surviving Fund may reasonably request; and

7.5            The assets of the Acquired Fund to be acquired by the Surviving Fund will include no assets which the Surviving Fund, by reason of limitations contained in Trust IX’s Declaration of Trust or of investment restrictions disclosed in the Surviving Fund’s prospectus and statement of additional information in effect on the Closing Date, may not properly acquire.

8.      Further Conditions Precedent to Obligations of Trust IX and the Acquired Fund

The obligations of the Acquired Fund hereunder are, at the option of Trust IX, and the obligations of the Trust IX hereunder are, at the option of the Acquired Fund, each subject to the further conditions that on or before the Closing Date:

8.1  This  Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Fund Shares in accordance with the provisions of the Acquired Fund’s Declaration of Trust and By-Laws and the 1940 Act and the rules thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund;

8.2  On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue

Sky and securities authorities, including “no-action” positions of such federal or state authorities) deemed necessary by Trust IX, on behalf of the Surviving Fund, or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Trust IX, on behalf of the Surviving Fund, or the Acquired Fund may waive any such conditions for itself, respectively;

8.4  The Registration Statement shall have become effective under the 1933 Act and, as of the Closing Date, no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5  The  Acquired Fund shall have declared to Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending on December 31, 2005 and the short taxable year beginning on January 1, 2006 and ending on the Closing Date;

8.6  The Acquired Fund and Trust IX shall have received an opinion of Ropes & Gray LLP (“Tax Counsel”), reasonably satisfactory to them, as to the federal income tax consequences mentioned below (the “Tax Opinion”).  In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to Tax Counsel and certificates delivered pursuant to this Agreement. The Tax Opinion shall be substantially to the effect that, [although not free from doubt], based on the existing provisions of the Code, Treasury regulations, current administrative rules, and court decisions, on the basis of the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)                      the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Surviving Fund and Acquired Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)                     no gain or loss will be recognized by Surviving Fund upon the receipt of the Assets of Acquired Fund in exchange for Reorganization Shares and the assumption by Surviving Fund of the Liabilities of Acquired Fund;

(c)                      the basis in the hands of Surviving Fund of the Assets of Acquired Fund transferred to Surviving Fund in the Transaction will be the same as the basis of such Assets in the hands of Acquired Fund immediately prior to the transfer;

(d)                     the holding periods of the Assets of Acquired Fund in the hands of Surviving Fund will include the periods during which such Assets were held by Acquired Fund;

(e)                      no gain or loss will be recognized by Acquired Fund Shareholders upon the transfer of Acquired Fund’s Assets to Surviving Fund in exchange for Reorganization Shares and the assumption by Surviving Fund of the Liabilities of Acquired Fund, or upon the distribution of Reorganization Shares by Acquired Fund to its shareholders in liquidation pursuant to this Agreement;

(f)                        no gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for Reorganization Shares;

(g)                     the aggregate basis of Reorganization Shares that an Acquired Fund Shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefore;

(h)                     an Acquired Fund Shareholder’s holding period for his or her Reorganization Shares will be determined by including the period for which he or she held the Acquired Fund shares exchanged therefore, provided that he or she held such Acquired Fund shares as capital assets; and

(i)                         the Surviving Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Notwithstanding the above, the Tax Opinion will state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Acquired Fund Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.  Trust IX and the Acquired Fund each agrees to make and provide additional representations to Tax Counsel with respect to the Surviving Fund and the Acquired Fund, respectively, that are reasonably necessary to enable Tax Counsel to deliver the Tax Opinion.  Notwithstanding anything herein to the contrary, Trust IX and the Acquired Fund may not waive in any material respect the condition set forth in this paragraph 8.6.

8.7  The Board of Trustees of each Fund shall have determined, with respect to each Fund, that the Reorganization is in the best interests of the Fund and is not dilutive of the interests of the Fund’s existing shareholders and, based on such determinations, shall have approved this Agreement and the transactions contemplated thereby.

9.              Brokerage Fees and Expenses; Contingent Deferred Sales Charges; Certain Tax Matters; Certain Records

9.1  Trust IX and the Acquired Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Agreement in connection with the transactions provided for herein.

9.2  Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the Reorganization is consummated.

9.3  Reorganization  Shares issued in connection with the Reorganization will not be subject to any initial sales charge; however, if any Acquired Fund Shares are at the Closing Date subject to a contingent deferred sales charge (a “CDSC”), the Surviving Fund CDSC schedule and the methodology of aging such shares as set forth in the Surviving Fund Prospectus will apply to the Reorganization Shares issued in respect of such Acquired Fund Shares, and the Reorganization Shares received by Acquired Fund Shareholders pursuant to paragraph  1.4 hereof will, for purposes of calculating the CDSC, if applicable, and determining when the Surviving Fund’s Class B shares will convert to Class A shares of the Surviving Fund, be treated as if purchased on the original date of purchase of such Acquired Fund Shares.

9.4  The Acquired Fund agrees that it or its designee shall file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing January 1, 2006 and ending on the Closing Date.

9.5  The Acquired Fund agrees that it or its designee shall deliver to Trust IX, on behalf of the Surviving Fund, on the Closing Date or as soon thereafter as possible: (a) Acquired Fund shareholder statements and tax forms (i.e., Forms 1099) for the taxable years ended December 31, 2004 and December 31, 2005, and the short taxable year commencing on January 1, 2006 and ending on the Closing Date (all on microfilm or microfiche, if available); (b) detailed records indicating the status of all certificates representing ownership of the Acquired Fund Shares issued since inception of the Acquired Fund (e.g., indicating whether the certificates are outstanding or cancelled); and (c) for each Acquired Fund Shareholder, a record indicating the dollar amount of such shareholder’s Acquired Fund Share holdings as of such date representing that portion of such holdings subject to a CDSC as of such date and that portion of such holdings not subject to a CDSC as of such date, together with such other information with respect thereto as the Surviving Fund may reasonably request.

10.       Entire Agreement

Trust IX and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Article 4 hereof or required in connection with paragraph 8.6 hereof and that this Agreement constitutes the entire agreement between the parties.

11. Termination

11.1  This Agreement may be terminated by the mutual agreement of Trust IX and  the Acquired Fund.  In addition, either party may at its option terminate this Agreement unilaterally at or prior to the Closing Date because of:

(a)                    a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

(b)                   a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met.

11.2  In the event of any such termination, there shall be no liability for damages on the part of either Trust IX or the Acquired Fund, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and Trust IX; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or the Valuation Date.

13. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be personally delivered or given by prepaid telegraph, telecopy or certified mail addressed to Trust IX or the Acquired Fund (as applicable), 500 Boylston Street, Boston, Massachusetts 02116, Attention: Assistant Secretary.

14. Miscellaneous

14.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this

Agreement.

14.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3  This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5  A copy of Trust IX’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.  The Acquired Fund acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Surviving Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Surviving Fund in accordance with its proportionate interest hereunder.  The Acquired Fund further acknowledges that the assets and liabilities of each series of the Surviving Fund are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Surviving Fund.

14.6  A copy of the Acquired Fund’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust IX acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Acquired Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Acquired Fund in accordance with its proportionate interest hereunder.

14.7  Notwithstanding Article 12 of this Agreement, but subject to the first proviso contained therein, either party to this Agreement, with the consent of its President, Vice President, Secretary or Assistant Secretary, may waive any condition (other than that contained in paragraph 8.6 hereof) or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer thereof.

MFS SERIES TRUST IX, on its behalf and on behalf of MFS LIMITED MATURITY FUND, one of its series
By:

Susan S. Newton
Assistant Secretary

MFS GOVERNMENT LIMITED MATURITY FUND, on its behalf

By:

Robert J. Manning
President

VOTEBYMAIL
Mark, sign and date your proxy card and return it in the postage- paid envelope we have provided or return it to MFS Investment Management, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MFSIN1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE “FOR” THE PROPOSAL LISTED BELOW.		For	Against	Abstain	INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's number in the space provided below.

1.

Approval of the Agreement and Plan of Reorganization providing for the transfer of the assets of MFS Government Limited Maturity Fund, to MFS Limited Maturity Fund, a series of MFS Series Trust IX, in exchange solely for shares of beneficial interest in MFS Limited Maturity Fund and the assumption by MFS Limited Maturity Fund of the liabilities of MFS Government Limited Maturity Fund, the distribution of the MFS Limited Maturity Fund shares to shareholders of MFS Government Limited Maturity Fund in liquidation of MFS Government Limited Maturity Fund and the termination of MFS Government Limited Maturity Fund.

		0	0	0

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as  executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If  a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)			Date

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

PROXY FOR THE MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 8, 2006

PLEASE SIGN AND DATE ON THE REVERSE SIDE

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of
MFS GOVERNMENT LIMITED MATURITY FUND,
by and exchange for shares of
MFS LIMITED MATURITY FUND
a series of MFS Series Trust IX

September 27, 2006

This Statement of Additional Information (the “Statement”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of MFS Limited Maturity Fund (the “Limited Maturity Fund”) dated September 27, 2006 relating to the sale of all or substantially all of the assets of MFS Government Limited Maturity Fund (the “Government Limited Maturity Fund”) to the Limited Maturity Fund.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., 500 Boylston Street, Boston, MA 02116 or by calling 1-800-225-2606.

TABLE OF CONTENTS

Additional Information about the Limited Maturity Fund	B-1
Additional Information about the Government Limited Maturity Fund	B-1
Independent Registered Public Accountants and Financial Statements	B-1
Unaudited Pro Forma Financial Statements	B-2

ADDITIONAL INFORMATION ABOUT THE LIMITED MATURITY FUND

The Limited Maturity Fund’s Statement of Additional Information dated [September    , 200   , as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference].

ADDITIONAL INFORMATION ABOUT THE GOVERNMENT LIMITED MATURITY FUND

The Government Limited Maturity Fund’s Statement of Additional Information dated May 1, 2006, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP is the Independent Registered Public Accounting Firm for the Limited Maturity Fund and Ernst & Young LLP is the Independent Registered Public Accounting Firm for the Government Limited Maturity Fund, each providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for their respective Fund.

The following documents are incorporated by reference into this Statement: (i) the Limited Maturity Fund’s Annual Report for the fiscal year ended April 30, 2006; ii) the Government Limited Maturity Fund’s Annual Report for the fiscal year ended December 31, 2005; [and (iii) the Government Limited Maturity Fund’s Semi-Annual Report for the six month period ending June 30, 200   .] The audited annual financial statements for the Limited Maturity Fund and the Government Limited Maturity Fund are incorporated by reference into the Prospectus and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP and Ernst & Young LLP respectively, given on their authority as experts in auditing and accounting.

Annual or semi-annual reports may be obtained by contacting MFS Service Center (address noted above) and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington D.C. 20549-0102.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The accompanying unaudited pro forma combined statements of investment portfolios and assets and liabilities assumes that the exchange described in the next paragraph occurred on April 30, 2006 and the unaudited pro forma combined statement of operations for the twelve months ended April 30, 2006 presents the results of operations of Limited Maturity Fund as if the combination with Government Limited Maturity Fund had been consummated on the first day of the 2006 fiscal year. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated on the first day of the 2006 fiscal year. The historical statements have been derived from the Limited Maturity Fund’s and the Government Limited Maturity Fund’s books and records utilized in calculating daily net asset value on April 30, 2006 and for the twelve month period then ended.

The pro forma statements give effect to the proposed transfer of all of the assets of the Government Limited Maturity Fund to the Limited Maturity Fund in exchange for the assumption by the Limited Maturity Fund of the stated liabilities of the Government Limited Maturity Fund and for a number of the Limited Maturity Fund’s shares equal in value to the value of the net assets of the Government Limited Maturity Fund transferred to the Limited Maturity Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Limited Maturity Fund for pre-combination periods will not be restated.

The unaudited pro forma combined financial statements should be read in conjunction with the separate financial statements of the Limited Maturity Fund and the Government Limited Maturity Fund incorporated by reference in this Statement of Additional Information.

PORTFOLIOS OF INVESTMENTS AND PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS (UNAUDITED)

April 30, 2006

	MFS Limited Maturity Fund		MFS Government Limited Maturity Fund			Pro Forma
Bonds					Pro Forma	Combined
Issuer	Shares/Par	Value ($)	Shares/Par	Value ($)	Adjustments	Shares/Par	Value ($)
Advertising & Broadcasting
Clear Channel Communications, Inc., 4.625%, 2008	$4,060,000	$3,992,478	$—	$—		$4,060,000	$3,992,478
Liberty Media Corp., FRN, 6.41%, 2006	1,977,000	1,984,018	—	—		1,977,000	1,984,018
Viacom, Inc., 7.7%, 2010	1,100,000	1,177,023	—	—		1,100,000	1,177,023
		$7,153,519		$—			$7,153,519
Airlines
American Airlines Corp., 3.857%, 2012	$1,141,010	$1,086,141	$—	$—		$1,141,010	$1,086,141

Alcoholic Beverages
Miller Brewing Co., 4.25%, 2008 (a)	$5,325,000	$5,188,717	$—	$—		$5,325,000	$5,188,717

Asset Backed & Securitized
Accredited Mortgage Loan Trust, FRN, 5.1694%, 2035	$4,995,000	$4,997,290	$—	$—		$4,995,000	$4,997,290
Ameriquest Mortgage Securities, Inc., FRN, 5.2594%, 2034	450,665	450,827	—	—		450,665	450,827
Bayview Commercial Asset Trust, 5.2294%, 2036 (a)	2,313,671	2,313,671	—	—		2,313,671	2,313,671
Bayview Commercial Asset Trust, FRN, 5.2694%, 2035 (a)	3,146,549	3,156,120	—	—		3,146,549	3,156,120
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	2,325,000	2,311,922	—	—		2,325,000	2,311,922
Bayview Financial Revolving Mortgage Loan Trust, FRN, 5.6206%, 2040 (a)	1,402,996	1,405,283	—	—		1,402,996	1,405,283
Brascan Real Estate, FRN, 6.68%, 2040 (a)	1,526,000	1,511,198	—	—		1,526,000	1,511,198
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (a)	1,831,443	1,803,971	—	—		1,831,443	1,803,971
Capital One Auto Finance Trust, 2.47%, 2010	5,791,320	5,687,169	—	—		5,791,320	5,687,169
Centex Home Equity Loan Trust, 3.9%, 2024	1,215,000	1,205,262	—	—		1,215,000	1,205,262
Chalet Finance 1 PLC, FRN, 5.28%, 2013	4,800,000	4,805,088	—	—		4,800,000	4,805,088
Chase Commercial Mortgage Securities Corp., 7.37%, 2029	527,250	530,605	—	—		527,250	530,605
Citibank Credit Card Issuance Trust, 6.65%, 2008	3,375,000	3,377,165	—	—		3,375,000	3,377,165
Commercial Mortgage Asset Trust, FRN, 1.128%, 2032 (a)(i)	30,030,312	1,286,820	—	—		30,030,312	1,286,820
Commercial Mortgage Pass-Through Certificate, FRN, 5.0913%, 2017 (a)	3,400,000	3,399,522	—	—		3,400,000	3,399,522
Continental Airlines, Inc., FRN, 5.1988%, 2013	1,489,818	1,493,617	—	—		1,489,818	1,493,617
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	2,266,000	2,235,322	—	—		2,266,000	2,235,322
CPS Auto Receivables Trust, 3.5%, 2009 (a)	162,064	160,646	—	—		162,064	160,646
CPS Auto Receivables Trust, 3.52%, 2009 (a)	116,957	116,069	—	—		116,957	116,069
CPS Auto Receivables Trust, 2.89%, 2009 (a)	482,930	474,554	—	—		482,930	474,554
Credit-Based Asset Servicing and Securities, FRN, 5.303%, 2035	4,216,085	4,174,582	—	—		4,216,085	4,174,582
Deutsche Mortgage & Asset Receiving Corp., 6.538%, 2031	3,089,704	3,135,093	—	—		3,089,704	3,135,093
Drive Auto Receivables Trust, 2.77%, 2008 (a)	2,171,539	2,169,406	—	—		2,171,539	2,169,406
E*TRADE RV & Marine Trust, 3.62%, 2018	3,411,000	3,235,135	—	—		3,411,000	3,235,135
Falcon Franchise Loan LLC, 7.382%, 2010 (a)	979,417	1,005,705	—	—		979,417	1,005,705
First Auto Receivables Group Trust, 2.436%, 2007 (a)	190,374	190,144	—	—		190,374	190,144
Gramercy Real Estate CDO Ltd., FRN, 5.42%, 2035	2,177,207	2,178,143	—	—		2,177,207	2,178,143
Holmes Financing PLC, FRN, 5.7883%, 2040	2,600,000	2,604,680	—	—		2,600,000	2,604,680
Household Automotive Trust, 3.44%, 2009	2,727,131	2,704,430	—	—		2,727,131	2,704,430
IKON Receivables Funding LLC, 3.27%, 2011	463,243	458,448	—	—		463,243	458,448
IMPAC CMB Trust, FRN, 5.599%, 2033	—	—	1,707,254	1,707,670		1,707,254	1,707,670
IMPAC CMB Trust, FRN, 5.5994%, 2033	810,679	810,967	—	—		810,679	810,967
IMPAC CMB Trust, FRN, 5.3294%, 2034	1,941,145	1,944,626	—	—		1,941,145	1,944,626
IMPAC CMB Trust, FRN, 5.4194%, 2034	2,043,310	2,049,367	—	—		2,043,310	2,049,367
Interstar Millennium Trust, FRN, 5.1%, 2036	2,509,632	2,514,219	—	—		2,509,632	2,514,219
J.P. Morgan Chase Commercial Mortgage Securities Corp., 4.851%, 2042	3,504,086	3,421,316	—	—		3,504,086	3,421,316
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 6.48%, 2030	3,139,817	3,177,544	—	—		3,139,817	3,177,544
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.7077%, 2035 (i)	67,756,968	1,149,497	—	—		67,756,968	1,149,497
Long Beach Auto Receivables Trust, FRN, 2.841%, 2010	3,367,000	3,292,770	—	—		3,367,000	3,292,770
Medallion Trust, FRN, 5.2747%, 2031	285,031	285,316	—	—		285,031	285,316
Merrill Lynch Mortgage Investors, Inc., 5.45%, 2037	3,360,000	3,341,770	—	—		3,360,000	3,341,770
Merrill Lynch Mortgage Investors, Inc., FRN, 7.0671%, 2030	2,180,000	2,229,514	—	—		2,180,000	2,229,514
Morgan Stanley ABS Capital I, FRN, 5.1694%, 2035	2,950,133	2,951,789	—	—		2,950,133	2,951,789
Morgan Stanley Capital I, Inc., FRN, 1.1029%, 2031 (a)(i)	34,182,508	776,883	—	—		34,182,508	776,883

Mortgage Capital Funding, Inc., FRN, 0.9407%, 2031 (i)	26,309,092	329,382	—	—	26,309,092	329,382
Nationslink Funding Corp., 6.476%, 2030	2,029,644	2,064,925	—	—	2,029,644	2,064,925
Nationslink Funding Corp., FRN, 0.7156%, 2030 (i)	30,184,486	491,132	—	—	30,184,486	491,132
New Century Home Equity Loan Trust, FRN, 4.532%, 2035	2,600,000	2,542,106	—	—	2,600,000	2,542,106
Nomura Asset Acceptance Corp., FRN, 3.958%, 2034	1,809,221	1,802,047	—	—	1,809,221	1,802,047
Nomura Asset Acceptance Corp., FRN, 4.423%, 2034	1,492,757	1,472,653	—	—	1,492,757	1,472,653
NovaStar Mortgage Funding Trust, FRN, 5.2494%, 2034	1,455,013	1,455,782	—	—	1,455,013	1,455,782
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 5.29%, 2036	5,096,147	5,057,926	—	—	5,096,147	5,057,926
People’s Choice Home Loan Securities Trust, FRN, 5.2294%, 2035	7,100,000	7,105,547	—	—	7,100,000	7,105,547
Popular ABS Mortgage Pass-Through Trust, FRN, 4.62%, 2035	2,975,957	2,927,106	—	—	2,975,957	2,927,106
Providian Gateway Master Trust, FRN, 5.2013%, 2010 (a)	4,250,000	4,259,299	—	—	4,250,000	4,259,299
Putnam Structured Product Funding, FRN, 5.3513%, 2008 (a)	2,338,983	2,343,193	—	—	2,338,983	2,343,193
Residential Asset Mortgage Products, Inc., FRN, 5.1694%, 2035	7,773,377	7,780,955	—	—	7,773,377	7,780,955
RMAC PLC, FRN, 5.24%, 2035 (a)	2,345,239	2,348,288	—	—	2,345,239	2,348,288
RMAC PLC, FRN, 5.09%, 2036 (a)	1,144,291	1,144,291	—	—	1,144,291	1,144,291
Structured Asset Securities Corp., FRN, 5.2094%, 2034	347,651	347,763	—	—	347,651	347,763
Structured Asset Securities Corp., FRN, 4.67%, 2035	2,054,991	2,026,477	—	—	2,054,991	2,026,477
Structured Asset Securities Corp., FRN, 5.1994%, 2035 (a)	4,543,641	4,545,074	—	—	4,543,641	4,545,074
Superannuation Members Home Loans Global Trust, FRN, 5.2425%, 2029	1,341,107	1,343,033	—	—	1,341,107	1,343,033
Thornburg Mortgage Securities Trust, FRN, 5.2994%, 2043	1,924,573	1,927,027	4,732,557	4,738,592	6,657,130	6,665,619
TIAA Real Estate CDO Ltd., 7.17%, 2032 (a)	1,805,384	1,828,993	—	—	1,805,384	1,828,993
Triad Auto Receivables Trust, 2.48%, 2008	97,053	96,868	—	—	97,053	96,868
Triad Auto Receivables Trust, 3.24%, 2009	2,227,547	2,207,077	—	—	2,227,547	2,207,077
Triad Auto Receivables Trust, FRN, 5.22%, 2009	1,980,123	1,980,546	—	—	1,980,123	1,980,546
Washington Mutual, Inc., FRN, 3.177%, 2033	1,385,034	1,367,883	—	—	1,385,034	1,367,883
		$153,318,838		$6,446,262		$159,765,100

Automotive
DaimlerChrysler North America Holdings, FRN, 5.21%, 2008	$1,700,000	$1,707,813	$—	$—	$1,700,000	$1,707,813
DaimlerChrysler Services North America LLC, 4.75%, 2008	2,050,000	2,023,026	—	—	2,050,000	2,023,026
Ford Motor Credit Co., 5.8%, 2009	3,785,000	3,425,993	—	—	3,785,000	3,425,993
General Motors Acceptance Corp., 6.125%, 2006	1,810,000	1,795,748	—	—	1,810,000	1,795,748
General Motors Acceptance Corp., 5.625%, 2009	3,360,000	3,147,346	—	—	3,360,000	3,147,346
Johnson Controls, Inc., 5.25%, 2011	5,050,000	4,954,984	—	—	5,050,000	4,954,984
		$17,054,910		$—		$17,054,910

Banks & Credit Companies
Bank of America Corp., 7.5%, 2006	$3,920,000	$3,952,081	$—	$—	$3,920,000	$3,952,081
BANK ONE Corp., 7.875%, 2010	5,066,000	5,492,886	—	—	5,066,000	5,492,886
Bosphorus Financial Services Ltd., FRN, 6.5488%, 2012 (a)	1,700,000	1,712,595	—	—	1,700,000	1,712,595
Credit Suisse First Boston (USA), Inc., 4.875%, 2010	3,100,000	3,019,019	—	—	3,100,000	3,019,019
DEPFA Bank PLC, 3.625%, 2008	6,100,000	5,877,391	—	—	6,100,000	5,877,391
Natexis AMBS Co. LLC, 8.44% to 2008, FRN to 2049 (a)	5,324,000	5,622,442	—	—	5,324,000	5,622,442
National Westminster Bank PLC, 7.75% to 2007, FRN to 2049	1,110,000	1,143,210	—	—	1,110,000	1,143,210
Popular North America, Inc., 6.125%, 2006	2,620,000	2,628,326	—	—	2,620,000	2,628,326
Popular North America, Inc., 3.875%, 2008	3,000,000	2,878,431	—	—	3,000,000	2,878,431
Popular North America, Inc., 4.7%, 2009	3,300,000	3,202,218	—	—	3,300,000	3,202,218
Royal Bank of Scotland Group PLC, 9.118%, 2049	4,527,000	5,046,500	—	—	4,527,000	5,046,500
Socgen Real Estate LLC, 7.64% to 2007, FRN to 2049 (a)	7,367,000	7,562,889	—	—	7,367,000	7,562,889
Spintab AB, 7.5% to 2006, FRN to 2049	1,125,000	1,132,445	—	—	1,125,000	1,132,445
Spintab AB, 7.5% to 2006, FRN to 2049 (a)	1,150,000	1,157,611	—	—	1,150,000	1,157,611
Turanalem Finance B.V., 10%, 2007	2,725,000	2,827,188	—	—	2,725,000	2,827,188
VTB Capital, 5.68%, 2007 (a)	2,001,000	2,001,500	—	—	2,001,000	2,001,500
Wachovia Capital Trust III, 5.8% to 2011, FRN to 2042	2,820,000	2,764,663	—	—	2,820,000	2,764,663
Wachovia Corp., 6.4%, 2008	4,300,000	4,387,342	—	—	4,300,000	4,387,342
Wachovia Corp., 6.3%, 2028	2,770,000	2,824,226	—	—	2,770,000	2,824,226
		$65,232,963		$—		$65,232,963

Broadcast & Cable TV
Comcast Corp., 5.45%, 2010	$3,100,000	$3,064,242	$—	$—	$3,100,000	$3,064,242
Cox Communications, Inc., 4.625%, 2010	3,820,000	3,671,230	—	—	3,820,000	3,671,230
Time Warner Entertainment Co. LP, 7.25%, 2008	3,100,000	3,211,281	—	—	3,100,000	3,211,281
		$9,946,753		$—		$9,946,753

Brokerage & Asset Managers
AMVESCAP PLC, 4.5%, 2009	$3,208,000	$3,084,399	$—	$—	$3,208,000	$3,084,399
Goldman Sachs Group, Inc., 7.35%, 2009	3,900,000	4,125,826	—	—	3,900,000	4,125,826
Goldman Sachs Group, Inc., 5%, 2011	870,000	848,612	—	—	870,000	848,612
Lehman Brothers E-Capital Trust I, FRN, 5.55%, 2065 (a)	2,524,000	2,531,410	—	—	2,524,000	2,531,410
Lehman Brothers Holdings, Inc., 3.95%, 2009	5,000,000	4,747,870	—	—	5,000,000	4,747,870
Merrill Lynch & Co., Inc., 4.25%, 2010	4,600,000	4,407,660	—	—	4,600,000	4,407,660
		$19,745,777		$—		$19,745,777

Building
American Standard Cos., Inc., 7.625%, 2010	$1,870,000	$1,966,458	$—	$—	$1,870,000	$1,966,458
Hanson PLC, 7.875%, 2010	3,480,000	3,751,572	—	—	3,480,000	3,751,572
		$5,718,030		$—		$5,718,030

Business Services
Cisco Systems, Inc., 5.25%, 2011	$5,970,000	$5,909,721	$—	$—	$5,970,000	$5,909,721

Chemicals
Chevron Phillips Chemical Co. LLC, 5.375%, 2007	$5,005,000	$5,001,977	$—	$—	$5,005,000	$5,001,977

Conglomerates
Tyco International Group S.A., 5.8%, 2006	$3,321,000	$3,324,022	$—	$—	$3,321,000	$3,324,022

Consumer Goods & Services
Cendant Corp., 6.875%, 2006	$2,700,000	$2,709,377	$—	$—	$2,700,000	$2,709,377
Fortune Brands, Inc., 5.125%, 2011	3,272,000	3,193,763	—	—	3,272,000	3,193,763
		$5,903,140		$—		$5,903,140

Defense Electronics
BAE Systems Holdings, Inc., 4.75%, 2010 (a)	$3,932,000	$3,778,491	$—	$—	$3,932,000	$3,778,491

Emerging Market Quasi-Sovereign
Export-Import Banks of Korea, 4.125%, 2009 (a)	$2,300,000	$2,219,617	$—	$—	$2,300,000	$2,219,617
Gazprom, 9.125%, 2007	1,800,000	1,854,000	—	—	1,800,000	1,854,000
		$4,073,617		$—		$4,073,617

Energy - Independent
Ocean Energy, Inc., 4.375%, 2007	$1,155,000	$1,139,071	$—	$—	$1,155,000	$1,139,071
Pioneer Natural Resource Co., 6.5%, 2008	2,000,000	2,035,138	—	—	2,000,000	2,035,138
		$3,174,209		$—		$3,174,209

Financial Institutions
Capital One Bank, 4.25%, 2008	$3,091,000	$3,004,480	$—	$—	$3,091,000	$3,004,480
Countrywide Home Loans, Inc., 5.5%, 2007	660,000	660,431	—	—	660,000	660,431
Countrywide Home Loans, Inc., 4.125%, 2009	4,400,000	4,205,705	—	—	4,400,000	4,205,705
Household Finance Corp., 4.75%, 2009	9,500,000	9,313,439	—	—	9,500,000	9,313,439
International Lease Finance Corp., 5%, 2010	2,341,000	2,289,458	—	—	2,341,000	2,289,458
		$19,473,513		$—		$19,473,513

Food & Non Alcoholic Beverages
Cadbury Schweppes PLC, 3.875%, 2008 (a)	$3,870,000	$3,726,992	$—	$—	$3,870,000	$3,726,992
Kraft Foods, Inc., 4%, 2008	3,600,000	3,481,708	—	—	3,600,000	3,481,708
		$7,208,700		$—		$7,208,700

Gaming & Lodging
Carnival Corp., 3.75%, 2007	$2,600,000	$2,535,143	$—	$—	$2,600,000	$2,535,143

Industrial
Steelcase, Inc., 6.375%, 2006	$3,090,000	$3,084,052	$—	$—	$3,090,000	$3,084,052

	MFS Limited Maturity Fund		MFS Government Limited Maturity Fund			Pro Forma
Bonds					Pro Forma	Combined
Issuer	Shares/Par	Value ($)	Shares/Par	Value ($)	Adjustments	Shares/Par	Value ($)
Insurance
ASIF Global Financing XVIII, 3.85%, 2007 (a)	$2,500,000	$2,444,495	$—	$—		$2,500,000	$2,444,495
Hartford Financial Services Group, Inc., 4.7%, 2007	1,750,000	1,732,596	—	—		1,750,000	1,732,596
John Hancock Global Funding II, 3.5%, 2009 (a)	4,530,000	4,318,336	—	—		4,530,000	4,318,336
Prudential Insurance Co., 7.65%, 2007 (a)	3,380,000	3,465,686	—	—		3,380,000	3,465,686
		$11,961,113		$—			$11,961,113

Insurance - Property & Casualty
AIG SunAmerica Global Financing IX, 5.1%, 2007 (a)	$2,305,000	$2,300,768	$—	$—		$2,305,000	$2,300,768
Safeco Corp., 4.2%, 2008	5,040,000	4,924,246	—	—		5,040,000	4,924,246
		$7,225,014		$—			$7,225,014

International Market Quasi-Sovereign
KfW Bankengruppe, 2.375%, 2006	$4,580,000	$4,527,866	$—	$—		$4,580,000	$4,527,866
KfW Bankengruppe, 3.25%, 2007	6,400,000	6,242,285	—	—		6,400,000	6,242,285
KFW International Finance, Inc., 4.75%, 2007	2,000,000	1,990,874	—	—		2,000,000	1,990,874
Landesbank Baden-Wurttemberg, 5.125%, 2007	1,000,000	998,023	—	—		1,000,000	998,023
Landwirtschaftliche Rentenbank, 4.5%, 2006	1,000,000	997,466	—	—		1,000,000	997,466
Province of Manitoba, 4.25%, 2006	5,020,000	4,994,107	—	—		5,020,000	4,994,107
		$19,750,621		$—			$19,750,621

International Market Sovereign
Bayerische Landesbank Girozentrale, 3.2%, 2009	$8,000,000	$7,546,432	$—	$—		$8,000,000	$7,546,432

Machinery & Tools
Ingersoll Rand Co., 6.25%, 2006	$4,225,000	$4,226,394	$—	$—		$4,225,000	$4,226,394

Medical & Health Technology & Services
Baxter International, Inc., 9.5%, 2008	$900,000	$965,753	$—	$—		$900,000	$965,753

Mortgage Backed
Fannie Mae, 7%, 2015-2016	$323,664	$333,073	$2,976,527	$3,061,943		$3,300,191	$3,395,016
Fannie Mae, 5.5%, 2014 - 2020	7,474,090	7,426,475	22,197,098	22,055,118		29,671,188	29,481,593
Fannie Mae, 6.5%, 2016-2017	1,104,248	1,130,544	5,340,454	5,467,628		6,444,702	6,598,172
Fannie Mae, 6%, 2017	3,520,388	3,566,945	3,917,580	3,969,389		7,437,968	7,536,334
Fannie Mae, 5%, 2018-2019	6,884,598	6,716,598	2,317,595	2,261,040		9,202,193	8,977,638
Fannie Mae, 4.5%, 2018	3,717,102	3,547,362	—	—		3,717,102	3,547,362
Fannie Mae, 3.726%, 2033	—	—	4,806,115	4,719,861		4,806,115	4,719,861
Fannie Mae, 5.528%, 2033	—	—	1,368,434	1,366,101		1,368,434	1,366,101
Fannie Mae, 5.569%, 2033	—	—	2,209,215	2,215,522		2,209,215	2,215,522
Freddie Mac, 4.5%, 2008	—	—	913,436	908,921		913,436	908,921
Freddie Mac, 7.5%, 2015	—	—	1,167,600	1,219,417		1,167,600	1,219,417
Freddie Mac, 4%, 2016	—	—	4,397,342	4,258,067		4,397,342	4,258,067
Freddie Mac, 6%, 2016-2017	1,091,683	1,103,669	5,668,056	5,730,074		6,759,739	6,833,743
Freddie Mac, 5.5%, 2017 - 2025	15,567,986	15,394,287	12,390,570	12,257,498		27,958,556	27,651,785
Freddie Mac, 5%, 2018 - 2025	30,859,363	30,322,786	18,644,327	18,536,004		49,503,690	48,858,790
Freddie Mac, 3%, 2021	5,100,000	4,994,878	2,400,000	2,350,531		7,500,000	7,345,409
Freddie Mac, 5.21%, 2026	—	—	6,278,677	6,294,235		6,278,677	6,294,235
Freddie Mac, 5.36%, 2031	—	—	5,616,033	5,645,704		5,616,033	5,645,704
Freddie Mac, 3.108%, 2035	96,338	95,982	69,810	69,553		166,148	165,535
Ginnie Mae, 7.5%, 2007 - 2011	392,910	407,176	—	—		392,910	407,176
Ginnie Mae, 4.5%, 2032	—	—	914,148	914,842		914,148	914,842
		$75,039,775		$103,301,448			$178,341,223

Multi-Family Housing Revenue
IMPAC Secured Assets Corp., FRN, 5.3094%, 2036	$2,044,463	$2,044,463	$—	$—		$2,044,463	$2,044,463

Natural Gas - Pipeline
Enterprise Products Partners LP, 4.95%, 2010	$3,800,000	$3,678,662	$—	$—	$3,800,000	$3,678,662
Kinder Morgan Energy Partners LP, 5.35%, 2007	4,380,000	4,356,514	—	—	4,380,000	4,356,514
Kinder Morgan Finance, 5.35%, 2011	3,264,000	3,206,700	—	—	3,264,000	3,206,700
		$11,241,876		$—		$11,241,876

Network & Telecom
GTE Corp., 7.51%, 2009	$2,200,000	$2,311,338	$—	$—	$2,200,000	$2,311,338
SBC Communications, Inc., 4.125%, 2009	5,830,000	5,575,660	—	—	5,830,000	5,575,660
Telecom Italia Capital, 4%, 2008	4,100,000	3,953,614	—	—	4,100,000	3,953,614
Telecom Italia Capital, 4%, 2010	1,100,000	1,035,812	—	—	1,100,000	1,035,812
Telecom Italia Capital, 4.875%, 2010	2,227,000	2,140,857	—	—	2,227,000	2,140,857
Telecomunicaciones de Puerto Rico, Inc., 6.65%, 2006	4,020,000	4,021,331	—	—	4,020,000	4,021,331
Telecomunicaciones de Puerto Rico, Inc., 6.8%, 2009	2,850,000	2,913,954	—	—	2,850,000	2,913,954
Telefonica Europe B.V., 7.75%, 2010	3,960,000	4,251,832	—	—	3,960,000	4,251,832
TELUS Corp., 7.5%, 2007	2,000,000	2,041,596	—	—	2,000,000	2,041,596
		$28,245,994		$—		$28,245,994

Pollution Control
Waste Management, Inc., 7%, 2006	$1,501,000	$1,511,710	$—	$—	$1,501,000	$1,511,710

Printing & Publishing
Reed Elsevier Capital, Inc., 6.125%, 2006	$3,713,000	$3,719,605	$—	$—	$3,713,000	$3,719,605

Real Estate
EOP Operating LP, 6.8%, 2009	$3,290,000	$3,391,082	$—	$—	$3,290,000	$3,391,082
EOP Operating LP, 4.65%, 2010	2,000,000	1,917,310	—	—	2,000,000	1,917,310
Kimco Realty Corp., 7.5%, 2006	2,900,000	2,932,045	—	—	2,900,000	2,932,045
Simon Property Group LP, 7.125%, 2009	1,900,000	1,975,424	—	—	1,900,000	1,975,424
Simon Property Group LP, 4.6%, 2010	2,258,000	2,175,495	—	—	2,258,000	2,175,495
Vornado Realty Trust, 5.625%, 2007	4,800,000	4,800,158	—	—	4,800,000	4,800,158
		$17,191,514		$—		$17,191,514

Retailers
May Department Stores Co., 5.95%, 2008	$2,937,000	$2,964,114	$—	$—	$2,937,000	$2,964,114

Supermarkets
Kroger Co., 7.8%, 2007	$3,110,000	$3,193,507	$—	$—	$3,110,000	$3,193,507
Safeway, Inc., 4.95%, 2010	984,000	952,970	—	—	984,000	952,970
Safeway, Inc., 6.5%, 2011	1,250,000	1,282,286	—	—	1,250,000	1,282,286
		$5,428,763		$—		$5,428,763

Supranational
Corporacion Andina de Fomento, 7.25%, 2007	$1,550,000	$1,569,733	$—	$—	$1,550,000	$1,569,733

Telecommunications - Wireless
Sprint Capital Corp., 4.78%, 2006	$6,200,000	$6,189,342	$—	$—	$6,200,000	$6,189,342

Tobacco
Philip Morris Capital Corp., 7.5%, 2009	$3,040,000	$3,159,776	$—	$—	$3,040,000	$3,159,776

U.S. Government Agencies
Fannie Mae, 3.25%, 2007	$—	$—	$5,000,000	$4,860,580	$5,000,000	$4,860,580
Fannie Mae, 3.875%, 2008	—	—	6,200,000	6,004,997	6,200,000	6,004,997
Fannie Mae, 4.25%, 2009	—	—	6,500,000	6,340,294	6,500,000	6,340,294

Fannie Mae, 5%, 2007	—	—	13,000,000	12,979,070			13,000,000	12,979,070
Fannie Mae, 6.625%, 2007	—	—	7,000,000	7,141,596			7,000,000	7,141,596
Federal Home Loan Bank, 2.25%, 2006	8,305,000	8,295,449	—	—			8,305,000	8,295,449
Federal Home Loan Bank, 3.25%, 2006	—	—	15,000,000	14,935,515			15,000,000	14,935,515
Federal Home Loan Bank, 4.625%, 2008	5,200,000	5,153,455	2,200,000	2,180,308			7,400,000	7,333,763
Freddie Mac, 4.875%, 2007-2009	4,100,000	4,088,381	10,100,000	10,038,849			14,200,000	14,127,230
Freddie Mac, 4.25%, 2009	—	—	20,000,000	19,462,320			20,000,000	19,462,320
Overseas Private Investment Corp., 0%, 2007	—	—	1,368,779	1,394,444			1,368,779	1,394,444
Small Business Administration, 5.1%, 2016	2,320,000	2,291,186	977,000	964,866			3,297,000	3,256,052
Small Business Administration, 5.46%, 2016	—	—	3,105,000	3,109,029			3,105,000	3,109,029
		$19,828,471		$89,411,868				$109,240,339

U.S. Treasury Obligations
U.S. Treasury Notes, 6.875%, 2006	$4,000,000	$4,003,124	$5,200,000	$5,204,061			$9,200,000	$9,207,185
U.S. Treasury Notes, 2.375%, 2006	—	—	12,000,000	11,913,276			12,000,000	11,913,276
U.S. Treasury Notes, 3%, 2006	5,983,000	5,905,640	—	—			5,983,000	5,905,640
U.S. Treasury Notes, 3.5%, 2006-2009	2,275,000	2,170,402	6,700,000	6,647,660			8,975,000	8,818,062
U.S. Treasury Notes, 4.625%, 2006	—	—	7,200,000	7,199,438			7,200,000	7,199,438
U.S. Treasury Notes, 6.5%, 2006	—	—	11,000,000	11,074,338			11,000,000	11,074,338
U.S. Treasury Notes, 7%, 2006	—	—	5,000,000	5,020,510			5,000,000	5,020,510
U.S. Treasury Notes, 6.125%, 2007	7,500,000	7,611,915	6,000,000	6,089,532			13,500,000	13,701,447
U.S. Treasury Notes, 2.625%, 2008	2,990,000	2,860,823	—	—			2,990,000	2,860,823
U.S. Treasury Notes, 4.375%, 2008	1,280,000	1,264,550	—	—			1,280,000	1,264,550
U.S. Treasury Notes, 3.25%, 2009	—	—	3,600,000	3,452,908			3,600,000	3,452,908
		$23,816,454		$56,601,723				$80,418,177

Utilities - Electric Power
Constellation Energy Group, Inc., 6.35%, 2007	$5,861,000	$5,904,319	$—	$—			$5,861,000	$5,904,319
Dominion Resources, Inc., 5.687%, 2008	1,880,000	1,883,820	—	—			1,880,000	1,883,820
DTE Energy Co., 6.45%, 2006	3,250,000	3,252,584	—	—			3,250,000	3,252,584
Empresa Nacional de Electricidad S.A., 8.5%, 2009	2,325,000	2,486,257	—	—			2,325,000	2,486,257
Exelon Generation Co. LLC, 6.95%, 2011	2,700,000	2,840,171	—	—			2,700,000	2,840,171
FirstEnergy Corp., 5.5%, 2006	3,285,000	3,284,754	—	—			3,285,000	3,284,754
FPL Group Capital, Inc., 5.551%, 2008	3,927,900	3,932,225	—	—			3,927,900	3,932,225
HQI Transelec Chile S.A., 7.875%, 2011	2,670,000	2,848,425	—	—			2,670,000	2,848,425
MidAmerican Energy Holdings Co., 4.625%, 2007	4,140,000	4,095,122	—	—			4,140,000	4,095,122
MidAmerican Energy Holdings Co., 3.5%, 2008	1,076,000	1,034,914	—	—			1,076,000	1,034,914
Oncor Electric Delivery Co., 5%, 2007	3,826,000	3,800,087	—	—			3,826,000	3,800,087
Pacific Gas & Electric Co., 3.6%, 2009	2,585,000	2,460,501	—	—			2,585,000	2,460,501
Progress Energy, Inc., 6.05%, 2007	2,610,000	2,623,496	—	—			2,610,000	2,623,496
Progress Energy, Inc., 7.1%, 2011	1,693,000	1,788,560	—	—			1,693,000	1,788,560
TXU Energy Co., 6.125%, 2008	1,425,000	1,435,212	—	—			1,425,000	1,435,212
Virginia Electric & Power Co., 5.375%, 2007	1,250,000	1,248,941	—	—			1,250,000	1,248,941
Virginia Electric & Power Co., 4.1%, 2008	4,100,000	3,953,573	—	—			4,100,000	3,953,573
		$48,872,961		$—				$48,872,961
Total Bonds (Identified Cost, $664,545,736, $260,978,756 and $925,524,492, respectively)		$650,412,111		$255,761,301				$906,173,412

Short-Term Obligations
UBS Finance Delaware LLC, 4.82%, due 5/01/06, at Amortized Cost and Value (y)	$12,129,000	$12,129,000	$—	$—			$12,129,000	$12,129,000

Repurchase Agreement
Goldman Sachs, 4.77%, dated 4/28/06, due 5/1/06, total to be received $6,199,430 (secured by various U.S. Treasury and Federal Agency obligations in a jointly traded account), at Cost	$—	$—	$6,197,000	$6,197,000			$6,197,000	$6,197,000
Total Investments (Identified Cost, $676,674,736, $267,175,756 and $943,850,492, respectively) (k)		$662,541,111		$261,958,301				$924,499,412
Other Assets, Less Liabilities		4,936,226		295,756	(87,000	)(z)		5,144,982
Net Assets		$667,477,337		$262,254,057	$(87,000)			$929,644,394

(a)             Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.  At period end, the aggregate value of these securities was $84,270,679 representing 9.1% of combined net assets.

(i)                Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(k)             As of April 30, 2006, the pro forma combined portfolio held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $869,752,095 and 94.08% of combined market value provided by an independent pricing service using an evaluated bid.

(y)            The rate shown represents an annualized yield at time of purchase.

(z)              Estimated reorganization costs

The following abbreviations are used in the Portfolio of Investments and are defined:

FRN                        Floating Rate Note. The interest rate is the rate in effect as of period end.

See notes to financial statements.

FINANCIAL STATEMENTS	Statement of Assets and Liabilities (Unaudited)

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

	MFS Limited	MFS Government	Pro Forma	Pro Forma
At 4/30/06	Maturity Fund	Limited Maturity Fund	Adjustments	Combined
Assets
Investments, at value (identified cost, $676,674,736, $267,175,756 and $943,850,492, respectively)	$662,541,111	$261,958,301	$—	$924,499,412
Cash	17,493	674	—	18,167
Receivable for fund shares sold	554,441	43,150	—	597,591
Interest receivable	6,945,369	2,245,685	—	9,191,054
Other assets	—	5,490	—	5,490
Total assets	$670,058,414	$264,253,300	$—	$934,311,714

Liabilities
Distributions payable	$455,438	$806,390	$—	$1,261,828
Payable for daily variation margin on open futures contracts	62,656	—	—	62,656
Payable for fund shares reacquired	1,685,192	958,088	—	2,643,280
Payable to affiliates
Management fee	13,696	5,398	—	19,094
Shareholder servicing costs	120,239	70,739	—	190,978
Distribution and service fees	32,225	16,791	—	49,016
Administrative services fee	1,041	476	—	1,517
Program manager fees	119	—	—	119
Retirement plan administration and services fees	13	—	—	13
Payable for independent trustees’ compensation	17,573	43,164	—	60,737
Estimated Reorganization Costs	—	—	87,000	87,000
Accrued expenses and other liabilities	192,885	98,197	—	291,082
Total liabilities	$2,581,077	$1,999,243	$87,000	$4,667,320
Net assets	$667,477,337	$262,254,057	$(87,000)	$929,644,394

Net assets consist of:
Paid-in capital	$744,536,270	$312,517,063	$—	$1,057,053,333
Unrealized appreciation (depreciation) on investments	(13,816,888)	(5,217,455)	—	(19,034,343)
Accumulated net realized gain (loss) on investments	(62,761,984)	(41,892,837)	—	(104,654,821)
Accumulated distributions in excess of net investment income	(480,061)	(3,152,714)	(87,000)	(3,719,775)
Net assets	$667,477,337	$262,254,057	$(87,000)	$929,644,394
Shares of beneficial interest outstanding	104,721,439	33,882,549	41,144,823	145,866,262

Net assets:
Class A	$345,689,397	$145,338,308	$(45,948)	$490,981,757
Class B	103,406,023	79,248,894	(17,092)	182,637,825
Class C	81,144,433	37,443,780	(11,097)	118,577,116
Class I	127,925,802	223,075	(11,992)	128,136,885
Class R	2,781,303	—	(260)	2,781,043
Class R1	122,524	—	(12)	122,512
Class R2	120,448	—	(11)	120,437
Class R3	269,326	—	(25)	269,301
Class R4	259,622	—	(24)	259,598
Class R5	51,457	—	(5)	51,452
Class 529A	2,868,404	—	(268)	2,868,136
Class 529B	681,500	—	(64)	681,436
Class 529C	2,157,098	—	(202)	2,156,896
Total	$667,477,337	$262,254,057	$(87,000)	$929,644,394

Shares outstanding:
Class A	54,154,408	18,738,190	22,780,299	76,934,707
Class B	16,264,460	10,253,707	12,460,518	28,724,978
Class C	12,723,896	4,862,401	5,868,931	18,592,827
Class I	20,118,788	28,251	35,075	20,153,863
Class R	435,461	—	—	435,461
Class R1	19,281	—	—	19,281
Class R2	18,957	—	—	18,957
Class R3	42,197	—	—	42,197
Class R4	40,682	—	—	40,682
Class R5	8,061	—	—	8,061
Class 529A	449,551	—	—	449,551
Class 529B	107,352	—	—	107,352
Class 529C	338,345	—	—	338,345
Total	104,721,439	33,882,549	41,144,823	145,866,262

Net asset value per share:
Class A	$6.38	$7.76	$—	$6.38
Class B	$6.36	$7.73	$—	$6.36
Class C	$6.38	$7.70	$—	$6.38
Class I	$6.36	$7.90	$—	$6.36
Class R	$6.39	$—	$—	$6.39
Class R1	$6.35	$—	$—	$6.35
Class R2	$6.35	$—	$—	$6.35
Class R3	$6.38	$—	$—	$6.38
Class R4	$6.38	$—	$—	$6.38
Class R5	$6.38	$—	$—	$6.38
Class 529A	$6.38	$—	$—	$6.38
Class 529B	$6.35	$—	$—	$6.35
Class 529C	$6.38	$—	$—	$6.37

See Notes to Financial Statements

FINANCIAL STATEMENTS	Statement of Operations (Unaudited)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

	MFS Limited	MFS Government	Pro Forma		Pro Forma
Year ended 4/30/06	Maturity Fund	Limited Maturity Fund	Adjustments		Combined
Net investment income
Interest income	$32,928,146	$11,459,025	$—		$44,387,171
Expenses
Management fee	$2,992,809	$1,242,561	—		$4,235,370
Distribution and service fees	2,890,454	1,601,932	—		4,492,386
Program manager fees	12,315	—	—		12,315
Shareholder servicing costs	1,316,592	630,250	—		1,946,842
Administrative services fee	94,629	44,227	—		138,856
Retirement plan administration and services fees	1,464	—	—		1,464
Independent trustees’ compensation	19,820	16,497	(16,497	)A	19,820
Custodian fee	266,828	128,114	(74,000	)A	320,942
Shareholder communications	174,620	98,948	(52,557	)A	221,011
Auditing fees	45,843	42,397	(42,397	)A	45,843
Legal fees	19,171	11,082	(9,165	)A	21,088
Miscellaneous	74,365	95,813	(88,377	)A	81,801
Total expenses	$7,908,910	$3,911,821	$(282,993)		$11,537,738
Fees paid indirectly	(70,436)	(20,938)	—		(91,374)
Reduction of expenses by investment adviser and distributor	(1,132,436)	(465,960)	—		(1,598,396)
Net expenses	$6,706,038	$3,424,923	$(282,993)		$9,847,968
Net investment income	$26,222,108	$8,034,102	$282,993		$34,539,203

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(4,376,225)	$(1,955,325)	$—		$(6,331,550)
Futures contracts	378,546	—	—		378,546
Net realized gain (loss) on investments	$(3,997,679)	$(1,955,325)	$—		$(5,953,004)
Change in unrealized appreciation (depreciation)
Investments	$(7,041,414)	$5,857,505	$—		$(1,183,909)
Futures contracts	506,807	—	—		506,807
Net unrealized gain (loss) on investments	$(6,534,607)	$5,857,505	$—		$(677,102)
Net realized and unrealized gain (loss) on investments	$(10,532,286)	$3,902,180	$—		$(6,630,106)
Change in net assets from operations	$15,689,822	$11,936,282	$282,993		$27,909,097

See Notes to Financial Statements

MFS Limited Maturity Fund and

MFS Government Limited Maturity Fund

Notes to Pro Forma Combined Financial Statements

(1) Basis for the Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of MFS Government Limited Maturity Fund (Government Limited Maturity Fund) into MFS Limited Maturity Fund (Limited Maturity Fund), (The Government Limited Maturity Fund and Limited Maturity Fund are referred to herein as the “Funds”), as if such reorganization had taken place as of April 30, 2006, the annual period of the Funds.  The following notes refer to the accompanying pro forma financial statements as if the reorganization of the Government Limited Maturity Fund with and into the Limited Maturity Fund had taken place as of April 30, 2006 at the respective net asset value on that date.  Limited Maturity Fund will be the accounting survivor, based upon an analysis of factors including surviving fund portfolio manager, investment objectives and policies, expense ratio structures and portfolio composition and size.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  The fund can invest in foreign securities, including securities of emerging market issuers.  Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations - Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term instruments with a maturity at issuance of 397 days or less are generally valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service. The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy.  Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement.  The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.  The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

(3) Shares of Beneficial Interest

The pro forma combined shares of beneficial interest outstanding represent those shares that would have been outstanding on April 30, 2006, had the acquisition taken place on April 30, 2006.  In exchange for the net assets of the Government Limited Maturity Fund each class of shares of the Limited Maturity Fund would have been issued based upon the per share net asset value as follows:

	Class A	Class B	Class C	Class I
Net assets – Government Limited Maturity Fund	$145,338,308	$79,248,894	$37,443,780	$223,075
Shares – Limited Maturity Fund	22,780,299	12,460,518	5,868,931	35,075
Net asset value – Limited Maturity Fund	$6.38	$6.36	$6.38	$6.36

2

(4) Adjustments to the Pro Forma Combined Statements

The pro forma combined statements assume similar rates of gross investment income for the Government Limited Maturity Fund and Limited Maturity Fund investments.  Accordingly, the combined gross investment income is equal to the sum of each of the fund’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro forma investment advisory, administration, custody, and distribution fees of the combined fund are based on the fee schedule in effect for the Limited Maturity Fund at the combined level of the average net assets for the year ended April 30, 2006.

(A)       Expenditures are reduced as a result of the elimination of duplicative functions.

(5) Tax Matters and Distributions

Each fund’s policy is to comply with the provision of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments.  Accordingly, no provision for federal income or excise tax is provided.  Under the terms of the Agreement and Plan of Reorganization, the reorganization of the Government Limited Maturity Fund and the Limited Maturity Fund should be treated as a tax-free business combination. The yearly utilization of any capital loss acquired by the Limited Maturity Fund is limited by the Internal Revenue Code.

3

MFS Series Trust IX

On behalf of MFS® Limited Maturity Fund

PART C

OTHER INFORMATION

Item 15.                                                    INDEMNIFICATION

Reference is hereby made to (a) Article V of the Trust’s Amended and Restated Declaration of Trust, dated as of December 16, 2004, incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed with the SEC via EDGAR on February 15, 2005 and (b) Section 8 of the Shareholder Servicing agent Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995, as amended.

Item 16.                                                    EXHIBITS

1                                          Amended and Restated Declaration of Trust, dated December 16, 2004.  (21)

2          (a)                  Amended and Restated By-Laws, dated January 1, 2002, as revised June 23, 2004.  (22)

(b)                 Appendix A, dated June 28, 2005 as revised, February 21, 2006, to the Master Amended and Restated By-Laws, dated January 1, 2002.  (13)

3                                          Not Applicable.

4                                          Plan of Reorganization; included as Exhibit A to MFS Government Limited Maturity Fund Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14.

5                                          Not Applicable.

6                                          Investment Advisory Agreement for the Trust, dated January 1, 2002.  (17)

7          (a)                  Distribution Agreement, dated January 1, 1995.  (1)

(b)                 Dealer Agreement between MFS Fund Distributors, Inc. and a dealer and the Mutual Fund Agreement between MFS and a bank effective April 6, 2001.  (2)

8          (a)                  Master Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991, as amended and restated February 10, 1999.  (3)

(b)                 Amendment to the Master Retirement Plan for Non-Interested Person Trustees, dated July 1, 2002.  (10)

(c)                  Retirement Benefit Deferral Plan, dated July 1, 2002.  (10)

9          (a)                  Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated July 2, 2001.  (16)

(b)                 Exhibit A, dated May 25, 2006, to the Master Custodian Contract between Registrant and State Street Bank and Trust Company, dated July 2, 2001.  (23)

(c)                  Amendment No. 2, dated May 2, 2003, to the Master Custodian Agreement with State Street Bank and Trust Company.  (14)

(d)                 Revised Schedule as of September 30, 2005, to Amendment No. 2, dated July 2, 2001, to the Master Custodian Agreement with State Street Bank and Trust Company.  (20)

(e)                  Amendment, dated December 28, 2004, to the Master Custodian Agreement with State Street Bank and Trust Company.  (18)

10    (a)                  Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective January 1, 1997, Amended and Restated effective April 25, 2006.  (11)

(b)                 Exhibit A dated April 25, 2006, to the Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.  (11)

11                                    Opinion of Susan Newton, including consent, dated August 21, 2006; filed herewith.

12                                    Form of Opinion of Ropes & Gray LLP as to tax matters, including consent.  (+)

13    (a)                  Shareholder Servicing Agent Agreement, dated December 2, 1985.  (4)

(b)                 Amendment to Exhibit B of the Shareholder Servicing Agent Agreement to amend fee schedule dated April 1, 2003.  (19)

(c)                  Amendment to Shareholder Servicing Agreements, dated February 22, 2005.  (15)

(d)                 Master Administrative Services Agreement, dated March 1, 1997 as amended and restated April 1, 1999.  (7)

(e)                  Exhibit A, as revised April 25, 2006, to the Amended and Restated Master Administrative Services Agreement.  (20)

(f)                    Dividend Disbursing Agency Agreement dated August 10, 1988.  (6)

14    (a)                  Auditor’s Consent Letter for Ernst & Young LLP regarding MFS Government Limited Maturity Fund; filed herewith.

(b)                 Auditor’s Consent Letter for Deloitte & Touche LLP regarding MFS Limited Maturity Fund; filed herewith.

16    (a)                  Power of Attorney, dated September 1, 2005.  (22)

(b)                 Power of Attorney, dated November 1, 2005.  (8)

(c)                  Power of Attorney, dated April 25, 2006.  (11)

17    (a)                  MFS Government Limited Maturity Fund’s Prospectus and Statement of Additional Information, dated May 1, 2006.  (12)

(b)                 MFS Government Limited Maturity Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2005.  (9)

(c)                  MFS Government Limited Maturity Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2006.  (+)

(d)                 MFS Limited Maturity Fund’s Prospectus and Statement of Additional Information, dated September 1, 2006.  (+)

(e)                  MFS Limited Maturity Fund’s Annual Report to Shareholders for the fiscal year ended April 30, 2006.  (5)

(1)                Incorporated by reference to the Registrant’s Post-Effective Amendment No. 14 filed with the SEC via EDGAR on April 28, 1995.

(2)                Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001.

(3)                Incorporated by reference to the Registrant’s Post-Effective Amendment No. 20 filed with the SEC on February 26, 1999.

(4)                Incorporated by reference to the Registrant’s Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.

(5)                Incorporated by reference to Registrant’s N-CSR filed with the SEC via EDGAR on July 7, 2006.

(6)                Incorporated by reference to the Registrant’s Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.

(7)                Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.

(8)                Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 58 filed with the SEC via EDGAR on November 28, 2005.

(9)                Incorporated by reference to Registrant’s Form N-CSR filed with the SEC via EDGAR on March 10, 2006.

(10)        Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on August 1, 2002.

(11)        Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 62 filed with the SEC via EDGAR on April 27, 2006.

(12)        Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed with the SEC via EDGAR on April 28, 2006.

(13)        Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 48 filed with the SEC via EDGAR on February 24, 2006.

(14)        Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4992) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.

(15)        Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 55 filed with the SEC via EDGAR on March 14, 2005.

(16)        Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.

(17)        Incorporated by reference to Registrants’s Post-Effective Amendment No. 43 filed with the SEC via EDGAR on July 30, 2002.

(18)        Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 22 filed with the SEC via EDGAR on January 28, 2005.

(19)          Incorporated by reference to the Registrant’s Post-Effective Amendment No. 24 filed with the SEC via EDGAR on April 30, 2003.

(20)          Incorporated by reference to MFS Series Trust XIII (File Nos. 2-74959 and 811-3327) Post-Effective Amendment No. 35 filed with the SEC via EDGAR on May 17, 2006.

(21)          Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed with the SEC via EDGAR on February 15, 2005.

(22)          Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 57 filed with the SEC via EDGAR on September 28, 2005.

(23)          Incorporated by reference to MFS Series Trust XII (File Nos. 333-126328 and 811-21780) Post-Effective Amendment No. 1 filed with the SEC via EDGAR on July 5, 2006.

(+)               To be filed by Amendment.

Item 17.                                                    UNDERTAKINGS

(a)                                  The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b)                                 The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c)                                  The Registration agrees to file an executed copy of an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Amended and Restated Declaration of Trust, as amended, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 21st day of August 2006.

MFS® SERIES TRUST IX

By:	MARIA F. DWYER*
Name:	Maria F. Dwyer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on August 21, 2006.

SIGNATURE	TITLE

MARIA F. DWYER*	President (Principal Executive Officer)
Maria F. Dwyer

TRACY A. ATKINSON*	Principal Financial and Accounting Officer
Tracy A. Atkinson

ROBERT E. BUTLER*	Trustee
Robert E. Butler

LAWRENCE H. COHN*	Trustee
Lawrence H. Cohn

DAVID H. GUNNING*	Trustee
David H. Gunning

WILLIAM R. GUTOW*	Trustee
William R. Gutow

MICHAEL HEGARTY*	Trustee
Michael Hegarty

J. ATWOOD IVES*	Trustee
J. Atwood Ives

ROBERT J. MANNING*	Trustee
Robert J. Manning

LAWRENCE T. PERERA*	Trustee
Lawrence T. Perera

ROBERT C. POZEN*	Trustee
Robert C. Pozen

J. DALE SHERRATT*	Trustee
J. Dale Sherratt

LAURIE J. THOMSEN*	Trustee
Laurie J. Thomsen

ROBERT W. UEK*	Trustee
Robert W. Uek

	*By:	SUSAN S. NEWTON
	Name:	Susan S. Newton
as Attorney-in-fact

Executed by Susan S. Newton on behalf of those indicated pursuant to (i) a Power of Attorney, dated September 1, 2005; incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 57 filed with the SEC via EDGAR on September 28, 2005 (Atkinson); (ii) a Power of Attorney, dated November 1, 2005, incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 58 filed with the SEC via EDGAR on November 28, 2005 (Dwyer); and (iii) a Power of Attorney, dated April 25, 2006; incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 61 filed with the SEC via EDGAR on April 27, 2006 (Trustees).

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

11	Opinion of Susan Newton, including consent, dated August 21, 2006.

14 (a)	Auditor’s Consent Letter for Ernst & Young LLP regarding MFS Government Limited Maturity Fund.

(b)	Auditor’s Consent Letter for Deloitte & Touche LLP regarding MFS Limited Maturity Fund.